February 27, 1998


Mr. Kevin Ruppert
U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Re:  Greenspring Fund, Incorporated
     File No. 811-3627

Dear Mr. Ruppert:

     Transmitted for your review  is Greenspring Fund, Incorporated's
(the "Fund") Post-Effective Amendment No. 20. The Fund is seeking to update and improve both its advisory agreement and its fundamental policies, the details of which are outlined in the Fund's Definitive Proxy filed on February 19, 1998. The Fund's Post-Effective Amendment No. 20 assumes that shareholders approve each proposal.

     Should you have any comments, please contact Ralph De Martino, the Fund's Counsel, at (202) 659-0494. Thank you.


                         Sincerely,

                         /s/Elizabeth C. Agresta
                         Elizabeth C. Agresta
                         Administrator


Attachments

As filed with the Securities and Exchange Commission on February 27, 1998

                                                           File No. 2-81956
                                                                   811-3627

     SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549

                 Form N - 1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
       Post-Effective Amendment No. 20             X
                   AND/OR
 REGISTRATION STATEMENT UNDER THE INVESTMENT
             COMPANY ACT OF 1940
              Amendment No. 20                X

       Greenspring Fund, Incorporated
(Exact Name of Registrant as Specified in Charter)

          2330 West Joppa Road, Suite 110
          Lutherville, Maryland                   21093-4641
          (Address of Principal Executive Offices)     (Zip Code)

Registrant's Telephone Number, including Area Code (410)823-5353

     Mr. Charles vK. Carlson, President
       2330 West Joppa Road, Suite 110
      Lutherville, Maryland 21093-4641
   (Name and address of Agent for Service)

Copies To:Ralph V. De Martino, Esq.
    De Martino Finkelstein Rosen & Virga
       1818 N Street, N.W., Suite 400
           Washington, D.C. 20036
          Telephone:  (202)659-0494
         Telecopier:  (202)659-1290

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date.

It is proposed that this filing will become effective (check appropriate line) immediately upon filing pursuant to paragraph (b)

       on (date) pursuant to paragraph (b)

   X  60 days after filing pursuant to paragraph (a)

       on (date) pursuant to paragraph (a), of Rule 485.

The Registrant has registered an indefinite number of shares of Common Stock under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant filed with the Commission a Rule 24f-2 Notice for the Registrant's most recent fiscal year on February 27, 1998.

Greenspring Fund, Incorporated
Cross Reference Sheet
Pursuant to Rule 495


N-1A Item Number                        Location and Page of Prospectus

Part A

Item 1.     Cover Page . . . . . . .                  1

Item 2.     Synopsis . . . . . . . .                  2

Item 3.     Financial Highlights Table                4

Item 4.     General Description of
             Registrant . . . . . . .                 5

Item 5.     Management of the Fund . .                8

Item 6.     Capital Stock  and Other
                    Securities . . . .               11

Item 7.     Purchase of Shares . . . .               14

Item 8.     Redemption of Shares . . .               17

Item 9.     Pending Legal Proceedings                N/A


Part B                                       Location in Statement of
                                             Additional Information

Item 10.    Cover Page. . . . . . . . .               1

Item 11.    Table of Contents. . . . . .              2

Item 12.    General Information and
              History. . . . . . . . . .              3

Item 13.    Investment Objectives and
              Policies . . . . . . . . .              3


Item 14.    Management of the Fund . . .              7

Item 15.    Control Persons and
              Principal Holders of
              Securities. . . . . . . . .             8

Item 16.    Investment Advisory  and
               Other Services . . . . . .             8

Item 17.    Brokerage Allocation and
               Other Services . . . . . .             9

Item 18.    Capital Stock and Other
               Securities . . . . . . . .             9

Item 19.    Purchase, Redemption and
               Pricing of Securities
               Being Offered. . . . . . .             9

Item 20.  Taxes. . . . . . . . . . . . . .           10

Item 21.  Underwriters . . . . . . . . . . .         N/A

Item 22.  Calculations of Yield
          Quotations of Money
          Market Funds . . . . . . . . . . .         N/A

Item 23.  Financial Statements . . . . . . .         Incorporated by reference

Information required to be included in Part C is set forth under the appropriate Item so numbered in Part C of this Registration Statement.

                   GREENSPRING FUND,
                     INCORPORATED

                        [LOGO]


                      PROSPECTUS



                      May 1, 1998

                     CONTENTS

Synopsis . . . . . . . . . . . . . . . . . . . 2
     Fund Expenses . . . . . . . . . . . . . . 2
     Total Return Performance. . . . . . . . . 2

Financial Highlights Table . . . . . . . . . . 3

General Information. . . . . . . . . . . . . . 5
     Organization. . . . . . . . . . . . . . . 5
     Investment Objective. . . . . . . . . . . 5
     Investment Program. . . . . . . . . . . . 5
     Description of Investments. . . . . . . . 6

Management of the Fund . . . . . . . . . . . . 8

Discussion of Fund Performance . . . . . . . .10

Capital Stock. . . . . . . . . . . . . . . . .11
     Shareholder Inquiries . . . . . . . . . .11
     Dividends, Distributions and Taxes. . . .12

Purchase of Shares . . . . . . . . . . . . . .14
     Initial Investment. . . . . . . . . . . .14
     Additional Investments. . . . . . . . . .15
     Automatic Investment Plan . . . . . . . .16
     Other Purchase Information. . . . . . . .16
     Net Asset Value Per Share . . . . . . . .17

Redemption of Shares . . . . . . . . . . . . .17
     Telephone Redemptions . . . . . . . . . .19
     Systematic Withdrawal Plan. . . . . . . .19
     Signature Guarantee . . . . . . . . . . .20

Appendix A . . . . . . . . . . . . . . . . . .21



                         GREENSPRING FUND,
                           INCORPORATED
                           MAY 1, 1998

The Greenspring Fund (the "Fund") is a no-load mutual fund that seeks long-term growth of capital from a mixture of equity and debt securities. Current income is an important, but secondary, factor in the selection of the Fund's investments. The Fund strives for superior risk-averse performance through steady and consistent investment gains. For further details, see "Investment Objective" on page 5.

Shares of the Fund are purchased and redeemed at the current net asset value per share. There are no sales commissions or other charges on any transactions. The Fund does not pay "12b-1 fees" (marketing fees) to promote or distribute its shares.

This Prospectus, which should be retained for future reference, is designed to set forth concisely the information that an investor should know about the Fund before investing. A Statement of Additional Information, dated May
1, 1998, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. A copy of the Statement of Additional Information may be obtained, without charge, by writing or calling the Fund. The SEC maintains an Internet site at http://www.sec.gov that contains the Prospectus, the Statement of Additional Information, quarterly reports to shareholders and other information regarding the Fund.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                            SYNOPSIS

FUND EXPENSES

The following table illustrates all expenses and fees incurred during the most recent fiscal year.

Shareholder Transaction Expenses                  None

Annual Fund Operating Expenses
 (as a percentage of average daily net assets)
Management Fees                                   0.75%
Other Expenses (See Annual Report)                0.25%
Total Fund Operating Expenses                     1.00%

The following example illustrates the expenses you would bear directly or indirectly on a $1,000 investment over various time periods assuming a 5% annual return and redemption at the end of each time period.


     1 Year-$10    Years-$32    5 Years-$55    10 Years-$122

This example, which is hypothetical, should not be considered a representation of past or future expenses or performance. Actual fees and expenses may be greater or less than those indicated. Moreover, while the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%.

TOTAL RETURN PERFORMANCE

Throughout the year, the Fund may include in its communications to current and prospective shareholders figures reflecting total return over various time periods. Total return is the rate of return on an amount invested in the Fund from the beginning until the end of the stated period. Average annual return is the annual compounded percentage change in the value of an amount invested in the Fund from the beginning until the end of the stated period. Both rates of return assume the reinvestment of all dividends and distributions. The Fund's total return is a historical measure of past performance and is not intended to indicate future performance. Because investment return and principal value will fluctuate, the Fund's shares may become worth more or less than their original cost. The Fund's Annual Report to Shareholders discusses the Fund's performance during 1997 and can be obtained from the Fund at no charge.

FINANCIAL HIGHLIGHTS TABLE

The following table provides information regarding per share income and capital changes for the period December 31, 1988 through December 31, 1997.
It is based on a single share outstanding throughout each fiscal year. This information should be read in conjunction with the Fund's financial statement s appearing in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information and this Prospectus. The Fund's financial statements and financial highlights table for the latest six fiscal years have been audited by Coopers & Lybrand L.L.P. Prior periods were audited by a different accounting firm.
The unqualified opinion of the independent accountant covering the most recent five years is contained in the Fund's December 31, 1997 Annual Report to Shareholders.

FINANCIAL HIGHLIGHTS

Net Asset Value, Beginning
  of Year                       $11.89 $12.50 $12.83 $11.32 $12.91 $13.78 $13.96 $13.39 $15.05 $17.24

Income from Operations
  Net Investment Income           1.44   0.67   0.68   0.49   0.51   0.40   0.51   0.70   0.74*  0.50
  Net Realized and Unrealized
  Gain/Loss on Investments        0.46   0.63  (1.51)  1.69   1.59   1.59  (0.12)  1.78   2.60*  3.58

Total From Investment Operations  1.90   1.30  (0.83)  2.18   2.10   1.99   0.39   2.48   3.34   4.08

Less Distributions
  Net Investment Income          (1.26) (0.79) (0.68) (0.52) (0.51) (0.40) (0.51) (0.68) (0.59) (0.67)
  Net Realized Gain on
  Investments                    (0.03) (0.18)  0.00  (0.07) (0.72) (1.41) (0.45) (0.07) (0.56) (0.60)
  Distributions in Excess
  of Net Investment Income          -      -     -       -     -       -      -      -     -    (0.01)
  Distributions in Excess
  of Net Realized Gains             -      -     -       -     -       -      -   (0.07)   -       -

Total Distributions              (1.29) (0.97) (0.68) (0.59) (1.23) (1.81) (0.96) (0.82) (1.15) (1.28)

Net Asset Value, End of Year     $12.50 $12.83 $11.32 $12.91 $13.78 $13.96 $13.39 $15.05 $17.24 $20.04

Total Return                     15.98% 10.60% (6.51%)19.34% 16.52% 14.65%  2.83% 18.79% 22.65% 23.95%

Ratio/Supplemental Data

Net Assets, End of Year (000's) $21,208$22,119$18,989$18,916$20,004$29,885 $50,322$71,839$91,492$181,214

Ratio of Expenses to
  Average Net Assets             1.29%  1.27%   1.31% 1.33%   1.48% 1.31%   1.27% 1.06%  1.04%   1.00%

Ratio of Net Investment
  Income to Average Net Assets  11.13%  6.23%   4.82% 3.79%   3.68% 2.78%   4.03% 4.97%  4.69%*  3.10%

Portfolio Turnover Rate        198.76% 71.26%  90.27% 70.21% 100.17% 121.79% 76.55% 65.19% 60.74% 46.17%

Average Commission Paid
  Per Share                     N/A+    N/A+    N/A+   N/A+   N/A+    N/A+   N/A+   N/A+  $0.0477$0.0527

*Amounts include reclassifications to conform to current year presentation. +Disclosure not required in prior periods.

                            GENERAL INFORMATION

ORGANIZATION

The Fund is a no-load, open-end, diversified management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated in Maryland on October 21, 1982 and first offered its shares to the public on July 1, 1983.

INVESTMENT OBJECTIVE

The Fund's principal objective is to provide long-term growth of capital for its shareholders through a total return approach to investing. In pursuing its investment objective, the Fund invests primarily in common stocks, but may also invest in preferred stocks, debt securities, securities not publicly traded and money market instruments. The objective of this diversification of security types is to enhance the total return of the Fund's portfolio and to preserve its principal during uncertain market conditions.

The Fund's fundamental policies are subject to restrictions as described in the Statement of Additional Information and may be changed only with approval of at least a majority of the outstanding shares of the Fund.

An investor should keep in mind that every investment carries risk. Although the Fund seeks to reduce risk by diversification, a diversified portfolio does not eliminate all risk and the Fund can not assure its shareholders that it will achieve its investment objective.

The Fund is designed for long-term investors and should not be relied on for short-term financial needs or for short-term investment in the stock market. The Fund reserves the right to reject a purchase order if it believes it is being used as a vehicle for timing the market.

INVESTMENT PROGRAM

The Fund pursues its investment objective by investing in a diversified portfolio of securities that the Fund's Advisor, Key Equity Management Corporation ("Key Equity" or the "Advisor"), believes are undervalued relative to the general market and the company's industry peers. The Advisor researches each security separately and analyzes the company's profitability, the strength of its balance sheet, its ability to generate free cash flow, the value of unrecognized assets, management's ability to capitalize upon the company's assets and anticipated economic trends. The Fund has no specific criteria such as market capitalization, level of assets, sales or earnings, or industry type that would make a security unsuitable for purchase. Consequently, the proportion of the Fund's assets invested in particular companies and industries fluctuates given the Advisor's evaluation of the outlook forspecific industries and companies.

The Advisor looks for companies that may be somewhat out-of-favor, where the adverse conditions that caused the security to be out-of-favor are believed to be already discounted by the investment community and reflected in the price of the company's securities. Consequently, the risks associated with these types of investments may be somewhat limited. Additionally, the Advisor selects those out-of-favor companies that possess a catalyst that may result in increased investor sponsorship. Such catalysts include management changes, industry developments, new products and changing corporate structures. The Fund may also invest a portion of its assets in the securities of companies in the process of financial reorganization or liquidation. Such an investment is done only after careful analysis of the firm's assets, earnings power, and timing of the reorganization or liquidation proceedings.

DESCRIPTION OF INVESTMENTS

COMMON STOCK

Common stock is issued by a company to raise cash for business purposes and represents ownership in the issuing company. The price of common stock is affected by both short and long-term influences. Factors that affect the market value of a common stock include market conditions, interest rates, investor perception and other company, political and economic news.

PREFERRED STOCK

Preferred stock also represents ownership in a company.   Preferred stock
ranks after bonds and before common stock in its claim on income for dividend payments and on assets should the company be liquidated.

CONVERTIBLE SECURITIES

Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against a stock price decline. They generally pay less income than non-convertible bonds.

CORPORATE DEBT SECURITIES

A debt security, also referred to as a bond, is a loan made to an issuing company or by an investor. The Fund may invest in debt securities without regard to their rating by Standard & Poor's Corporation ("S & P") or
Moody's Investors Service, Inc. ("Moody's). (See Appendix A). S & P and Moody's rate securities as to their credit quality, which may be helpful in judging the assurance of interest and principal payments. S & P and

Moody's do not evaluate the market value risk of these securities, which are inclined to be less sensitive to interest rate fluctuations than higher-rated securities, but more sensitive to changing economic conditions or individual corporate developments. Because credit ratings may not be timely changed to reflect subsequent events, the Advisor continuously monitors the issuers of non-investment grade debt securities in its portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure the debt securities' liquidity so the Fund can meet redemption requests. If the rating of an instrument held by the Fund changes, the Fund will reassess its investment and may retain the portfolio security.

Fluctuations in the prevailing levels of interest rates may have an inverse effect on the price of the Fund's debt securities, but not the income received by the Fund from its debt securities. Because yields on debt securities available for purchase by the Fund vary over time, no specific yield on debt securities purchased by the Fund can be assured. In addition, if debt securities contain call, pre-payment or redemption provisions, during a period of declining interest rates, these securities are likely to be redeemed, and the Fund may be unable to replace them with securities having as high a yield.

During the Fund's most recent fiscal year, the percentage of the Fund's total investments represented by: (1) bonds rated by a nationally recognized statistical rating organization, separated into each applicable rating category by monthly dollar-weighted average is AAA (S & P)/ Aaa (Moody's) - .73%; BBB
(S & P) - .59%, Baa (Moody's) - .47%; BB (S & P) - 2.45%, Ba (Moody's) - 1.02%;
B (S & P) - 12.13%, B (Moody's) - 14.50%; CCC (S & P) - 1.05%, Caa (Moody's) -
 .53%; D (S & P) - .39%, Ca (Moody's) - .39% and (2) bonds not rated, which is not indicative of an unfavorable rating, is S & P - 3.17% and Moody's - 2.87%. The foregoing dollar weighted average ratings of the Fund's portfolio should not be considered indicative of the future composition of the bonds held in the Fund's portfolio. See "Non-Investment Grade Debt Securities" in the Statement of Additional Information.

RULE 144A SECURITIES

Rule 144A securities are subject to certain legal or contractual restrictions on their resale, which may cause them to be illiquid. The National Association of Securities Dealers ("NASD") maintains a computerized market in certain Rule 144A securities (known as the "PORTAL Market"). For many other Rule 144A securities, there is an active secondary trading market maintained by large, national broker-dealers who provide continuous bid and asked quotations for such securities. As a general rule, the Adviser intends to limit the investment by the Fund in Rule 144A securities to those described above.

OTHER INVESTMENTS

The Fund also reserves the right to invest in repurchase agreements, foreign securities and write or purchase call options, covered and uncovered, as well as write or purchase put options; however, the Fund has not utilized these investment practices recently. For a more detailed description of these investment practices, please refer to the Statement of Additional Information.

If the Fund's Advisor cannot find securities that meet its investment criteria, short-term money market-type reserves may be utilized, which should reduce downside volatility during periods of market weakness.


                             MANAGEMENT OF THE FUND

The Board of Directors supervises the management of the Fund. The Statement of Additional Information, under "Management of the Fund," contains general background information about each Director. The executive officers of the Fund, whose services are provided by the Fund's Advisor, serve without compensation from the Fund.

Key Equity Management Corporation, located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093 was organized in October 1982 solely to act as investment advisor to the Fund. Key Equity is a wholly-owned subsidiary of Corbyn Investment Management, Inc. ("Corbyn"), an investment advisor providing investment management services for pension funds, endowments and individuals since 1973. Subject to the supervision of the Board of Directors of the Fund, the Advisor will make investment decisions for the Fund, provide the Fund with investment objectives, policies and limitations, place orders to purchase and sell securities for the Fund and provide a program of continuous investment management for the Fund in accordance with the 1940 Act.

As compensation for the services provided and expenses assumed by the Advisor, the Fund will pay the Advisor at the end of each calendar month an advisory fee of .75% of average daily net assets up to $250,000,000, .70% of average daily net assets between $250,000,000 and $500,000,000 and .65% of average daily net assets in excess of $500,000,000. The advisory fee is computed daily as a percentage of the Fund's net assets.

For the year ended December 31, 1997, the total advisory fee paid by the Fund to Key Equity represented an annual effective rate of .75% of the Fund's total average daily net assets. Total expenses incurred in the same time period by the Fund (including the advisory fee) represented an annual effective rate of 1.00% of the Fund's total average daily net assets.

Corbyn, located at 2330 West Joppa Road, Suite 108, Lutherville, MD
21093, serves as administrator of the Fund pursuant to an Administrative Services Agreement. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters.

As compensation, the Fund pays Corbyn a monthly fee of $2,500 plus .04% of average daily net assets up to $250,000,000, .03% of average daily net assets between $250,000,000 and $500,000,000 and .025% of average daily net assets in excess of $500,000,000.

PFPC Inc. ("PFPC"), located at 400 Bellevue Parkway, Wilmington, DE 19809, is the transfer agent for the Fund.

Charles vK. Carlson is President, Chairman of the Board of Directors and portfolio manager of the Fund. He has been President of the Fund since March 1993, Chairman of the Board of Directors since January 1994 and portfolio manager of the Fund since January 1987. Prior to becoming President of the Fund, Mr. Carlson was Senior Vice President of the Fund from March
1991 to March 1993.  He has been a Director of the Fund since
January 1987. Mr. Carlson is also the President and a Director of Corbyn Investment Management and Key Equity Management Corporation. A Chartered Financial Analyst, he received his B.S. degree in Political Economy in 1982 from The Johns Hopkins University.

                       DISCUSSION OF FUND PERFORMANCE


The performance of the Fund during 1997, including the relevant market conditions and the investment strategies and techniques pursued by the Fund's Advisor, is discussed in the shareholder letter in the Annual Report, which can be obtained from the Fund without charge.


                                 Graph

           Lipper Balanced     Lipper Growth & Income      Greenspring Fund,
             Fund Index             Fund Index               Incorporated
12/21/87      $10,000                $10,000                   $10,000
03/31/88       10,149                 10,857                    10,562
06/30/88       10,553                 11,556                    11,301
09/30/88       10,574                 11,671                    11,528
12/31/88       10,787                 11,946                    11,598
03/31/89       11,316                 12,718                    12,025
06/30/89       12,131                 13,597                    12,513
09/30/89       12,947                 14,699                    12,890
12/31/89       13,090                 14,646                    12,827
03/31/90       12,740                 14,213                    13,312
06/30/90       13,361                 14,834                    13,163
09/30/90       12,169                 12,911                    12,279
12/31/90       13,011                 13,835                    11,992
03/31/91       14,470                 15,729                    13,198
06/30/91       14,474                 15,714                    13,677
09/30/91       15,289                 16,605                    13,878
12/31/91       16,416                 17,583                    14,311
03/31/92       16,242                 17,657                    14,780
06/30/92       16,467                 17,945                    14,953
09/30/92       16,975                 18,457                    15,827
12/31/92       17,630                 19,520                    16,676
03/31/93       18,437                 20,677                    18,035
06/30/93       18,799                 20,936                    18,227
09/30/93       19,477                 21,880                    19,028
12/31/93       19,688                 22,420                    19,119
03/31/94       19,054                 21,694                    19,527
06/30/94       18,897                 21,807                    19,539
09/30/94       19,436                 22,707                    19,917
12/31/94       19,197                 22,267                    19,660
03/31/95       20,345                 24,012                    20,740
06/30/95       21,773                 25,984                    22,165
09/30/95       22,947                 27,920                    22,915
12/31/95       23,922                 29,170                    23,354
03/31/96       24,458                 30,845                    24,735
06/30/96       24,954                 31,638                    25,107
09/30/96       25,608                 32,659                    26,308
12/31/96       27,034                 35,207                    28,643
03/31/97       27,153                 35,798                    29,540
06/30/97       30,061                 40,814                    32,182
09/30/97       31,991                 44,230                    34,950
12/31/97       32,455                 44,694                    35,502

Average annual total returns for the one, five and ten year periods ended December 31, 1997 were 23.95%, 16.31% and 13.51%, respectively. Average annual returns for more than one year assume a compounded rate of return and are not the Fund's year-by-year results, which fluctuated over the periods shown. Past performance is not predictive of future performance.

From time to time, the Fund's performance may be compared to other mutual funds with similar investment objectives and to the industry as a whole with data received from ranking services and publications such as Lipper
Analytical Services, Inc. ("Lipper") and Morningstar, Inc ("Morningstar"). Although the Fund considers itself a Balanced fund, the Fund is categorized as a Growth and Income fund by Lipper and a Domestic Hybrid fund by Morningstar.

                              CAPITAL STOCK

The Fund has authorized 60,000,000 shares of $.01 par value common stock. All shares are of the same class, with equal rights and privileges. Each share is entitled to one vote and participates equally in dividends and distributions declared. The shares are fully paid and non-assessable when issued, are transferable, and have no preemptive, conversion, or exchange rights.

The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors may elect 100% of the directors if they choose to do so and, in this event, the holders of the remaining shares will not be able to elect any directors.

As of April 1, 1998, Corbyn had discretionary authority over accounts holding __ % of the Fund. Corbyn, either alone or in combination with the Advisor, may be deemed to have a controlling interest in the Fund. Both Corbyn and the Advisor maintain that they do not control the Fund.

The expenses associated with convening an Annual Meeting are significant and are not cost effective when the meeting is used to approve matters that can be routinely decided by the Board of Directors. Therefore, the Fund will only hold Annual Meetings in the event non-routine matters must be approved. The Fund will, however, call a meeting of shareholders for the purpose of voting upon the question of removal of any director upon receipt of written request to do so by the record holders of not less than 10 percent of the outstanding shares of the Fund. If a meeting is held and a shareholder can not attend, a shareholder may vote by proxy. Before the meeting, the Fund will mail proxy materials explaining the issues to be voted upon and include a voting card to be returned to the Fund.

SHAREHOLDER INQUIRIES

For shareholder account information, PFPC shareholder service representatives can be reached at (800) 576-7498 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Standard Time during any business day. Shareholders with inquiries regarding the Fund's investment objectives and policies and the composition of the Fund's portfolio should contact the Fund at (800) 366-3863 between the hours of 8:30 a.m. and 4:30 p.m. Eastern Standard Time during any business day.

To change the address on your account, send a written request signed by all registered owners of your account. Please include the account number(s), the name(s) on the account and both the old and new addresses. When
PFPC receives notification of a change of address, a confirmation will be mailed to you.

Shareholders will receive periodic reports that include the portfolio manager's comments on his strategies and results along with a list of current portfolio holdings. The Semi-Annual and Annual reports will also include financial statements. To reduce Fund expenses, the Fund mails one report to each household regardless of the number of accounts registered to each household. If additional copies are needed, please call (800) 366-3863.

DIVIDENDS, DISTRIBUTIONS AND TAXES

The Fund has qualified and intends to continue to qualify under Subchapter M of the Internal Revenue Code as a regulated investment company by distributing all of its net income and realized gains to shareholders. For income tax purposes, distributions will be taxable as ordinary income to the extent derived from the Fund's investment income and net short-term capital gains. Pursuant to the Taxpayer's Relief Act of 1997, two different tax rates apply to distributions of net realized long-term capital gains.
Net realized capital gains on assets held for more than one year but less than 18 months will be taxed at 28% ("mid-term gains") and net realized capital gains on assets held for more than 18 months will be taxed at 20% ("long-term capital gains"). The Fund will inform shareholders of the amount and nature of such income or gains. Distributions of mid-term and long-term capital gains will be taxable as such, regardless of how long the shareholder has held the shares.

Some portion of the dividends paid by the Fund may be eligible for the 70% dividends-received deduction for corporate shareholders to the extent that the Fund's income is derived from certain dividends received from domestic corporations.

Shareholders should elect on their Account Registration Form how they wish to receive distributions. If no election is made, all distributions will automatically be reinvested in full and fractional shares of the Fund at the next computed net asset value at the close of business on the ex-dividend date. The Fund has four options to choose from: reinvest all dividends and capital gains, pay dividends in cash and reinvest capital gains, reinvest dividends and pay capital gains in cash or pay dividends and capital gains in cash.
Any election can be changed by notifying PFPC in writing prior to the record date for a particular distribution. Dividends and capital gains paid in cash can be electronically credited to a shareholder's bank account by attaching a voided check when completing an Account Registration Form. A Statement of Account will be mailed to shareholders when dividend and capital gains are paid whether they are paid in cash or reinvested in additional shares.

If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record or the checks remain uncashed for six months, the checks will be canceled and the proceeds will be reinvested in the Fund at the net asset value on the date of cancellation.
No interest will accrue on amounts represented by uncashed distributions.
Such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares.

Investors should consider the tax implications of buying shares immediately prior to a distribution. Investors who purchase shares shortly before the record date for a distribution will pay a per share price that includes the value of the anticipated distribution and will be taxed on the distribution when received even though the distribution represents a return of a portion of the purchase price.

Redemptions of shares of the Fund will be taxable transactions for Federal income tax purposes. Generally, a capital gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the proceeds received. Such gains or losses will be characterized as short-term, mid-term or long-term capital gains or losses, depending on how long the shareholder owned the shares. A loss recognized on the disposition of shares of the Fund will be disallowed under the wash sale rule if identical shares are acquired 30 days before or after the date of disposition. See "Taxes" in the Statement of Additional Information.

The Fund may be required to withhold Federal income tax at the rate of 31% from dividend, capital gain and redemption payments to shareholders (a) who fail to furnish the Fund with and to certify the payee's correct taxpayer identification number or Social Security number, (b) when the Internal Revenue Service notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect or (c) when the payee fails to certify that he is not subject to backup withholding. Investors should be sure to provide this information when completing the Account Registration Form. Certain foreign accounts may be subject to U.S. withholding tax on ordinary distributions.

In addition to Federal taxes, a shareholder may be subject to state or local taxes on payments received from the Fund. For a further discussion of certain tax consequences of investing in shares of the Fund, see "Taxes" in the Statement of Additional Information. Shareholders are urged to consult their own tax advisors regarding specific tax questions.

Generally, by January 31, PFPC will mail shareholders information on the tax status of dividends, capital gains and redemptions made during the preceding year. Please retain these account records in a safe place, as they will be required for tax purposes.

                             PURCHASE OF SHARES

INITIAL INVESTMENT

The minimum initial investment in the Fund is $2,000, except for an Individual Retirement Account, a Gift to a Minor account or an account opened through the Automatic Investment Plan, the minimums for which are $1,000. To make an initial investment in the Fund, please complete and sign an Account Registration Form for a regular account or complete the necessary forms for an Individual Retirement Account, a SEP-IRA, a SIMPLE IRA or a ROTH IRA and mail along with a check, payable to Greenspring Fund, Incorporated, to Greenspring
Fund, Incorporated, c/o PFPC, P.O. Box 752, Wilmington, DE 19899. All courier deliveries, including overnight express, should be mailed to Greenspring Fund, Incorporated, c/o PFPC, 400 Bellevue Parkway, Wilmington, DE 19809. If opening a corporate, partnership or trust account, no documents are needed in addition to the Account Registration Form.

The Fund does not accept telephone orders for the purchase of shares, except it will accept telephone orders from brokerage firms with whom the Fund has
certain operating relationships.   The Fund reserves the right to modify
or limit its procedures for telephone orders or to terminate them at any time.
Checks should be drawn in U.S. currency on a U.S. bank.   The Fund will not
accept cash, credit cards, third-party checks (except for rollover accounts) or checks drawn on foreign banks.

Shares of the Fund will be purchased at the Fund's net asset value next determined after PFPC receives the purchase order or application on each day the New York Stock Exchange (the "Exchange") is open for regular trading and the purchase order or application is determined to be in good form by PFPC. Any purchase order for shares received by PFPC by mail or wire prior to the close of the Exchange will be valued at the closing net asset value on that day. Brokerage firms with whom the Fund has certain operating relationships are authorized to accept purchase orders from customers on behalf of the Fund until the close of the Exchange. These orders will then be transmitted to PFPC on any business day by 8:00 p.m. Eastern Standard Time and be valued at the closing net asset value on that day. Purchase orders or applications received after the close of the Exchange will be deemed received on the next business day and be valued at the net asset value computed on that business day. There is no sales charge included in the price of the shares and all purchases will be in full and fractional shares carried out to three decimal places. PFPC will mail a confirmation of each transaction, in the form of a Statement of Account, showing the date of the transaction, the number of shares involved, the net asset value per share and the total balance of shares in the account after the transaction. Please review your Statement of Account carefully upon receipt to verify your transaction.
Any discrepancies should be reported to PFPC promptly.

The Fund reserves the right to decline to accept a purchase order upon receipt when, in the judgement of the Fund, it would not be in the best interests of the existing shareholders to accept the order. In the case of a check requiring special handling, the Fund reserves the right to delay the processing of a purchase order until the check is converted into Federal Funds by the Fund's custodian bank.

Shares of the Fund may also be purchased by wiring funds to the Fund's custodian bank, PNC Bank. Prior to wiring funds, the shareholder should notify PFPC of the investment so an account number can be established. PFPC's telephone number is (800)576-7498. A signed and completed Account Registration Form can be sent by telecopy (fax) to PFPC to establish an account after notifying PFPC of the incoming wire. PFPC's fax number is (302)_________. Funds should be wired to:

     PFPC
     c/o PNC Bank
     Philadelphia, PA
     ABA # 031-0000-53
     DDA # 86-0179-6639
     For Credit to the Greenspring Fund
     Further Credit (Shareholder's Name)
     Fund Account Number

If you are planning to wire funds, it is suggested that you instruct your bank early in the day so the wire transfer can be accomplished the same day. The Fund may impose a wiring fee.

If your check or wire does not clear, you will be responsible for any loss the Fund incurs. If you are already a shareholder, the Fund reserves the right to direct PFPC to redeem shares from any identically registered account as reimbursement for any loss incurred.

ADDITIONAL INVESTMENTS

Additional purchases of shares may be made in minimum amounts of $100.
Please mail PFPC either the detachable investment slip found at the bottom of a recent account statement or a letter indicating the amount of the purchase, your account number, and the name in which your account is registered along with a check, payable to Greenspring Fund, Incorporated. Additional purchases may also be made by wiring monies to PNC Bank as described above. The Fund reserves the right to reject any purchase of additional shares which is below the minimum amount required.

Generally, certificates representing the shares are not issued. This saves the Fund the cost of issuing the certificates, saves the shareholders the trouble of safekeeping the certificates, and facilitates redemptions and transfers. However, share certificates are available at any time upon written request at no additional cost to shareholders. No certificates will be issued for fractional shares.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan permits a shareholder to automatically purchase shares of the Fund on a monthly basis through an arrangement with the shareholder's bank and PFPC. The minimum initial investment for the Automatic Investment Plan is $1,000. PFPC will arrange for a predetermined amount of money, selected by the shareholder (the minimum per month is $100), to be deducted on or about the 20th of the month from the shareholder's checking account to purchase shares of the Fund. The shareholder will receive a confirmation from PFPC and his checking account will reflect the amount charged. A shareholder may utilize this service by filing an Automatic Investment Plan application with a voided personal check with PFPC. The shareholder's bank must be able to accept Automated Clearing House ("ACH") transactions and/or be a member of an ACH association. The Automatic Investment Plan normally becomes active within 30 days after the application is received.

OTHER PURCHASE INFORMATION

If shares of the Fund are held in a "street name" account with an investment dealer, bank or other service provider ("processing intermediary"), all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner's account will be performed by the processing intermediary and not by the Fund. Since the Fund will have no record of the beneficial owner's transactions, a beneficial owner should contact the processing intermediary to purchase or redeem shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a "street name" account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information
about the shares in the account from the processing intermediary.   If an
investor purchases or redeems shares of the Fund through a processing intermediary, the processing intermediary may impose charges for its services, have different minimums for first-time or additional investments or impose other restrictions which are not applicable if the investor buys shares directly from the Fund.

NET ASSET VALUE PER SHARE

The Fund's shares are purchased and redeemed at the current net asset value per share. The Fund determines the net asset value per share by subtracting its total liabilities (including accrued expenses and dividends payable) from its total assets (the current market value of securities the Fund holds plus cash or other assets including income accrued but not yet received) and dividing the result by the total number of shares outstanding.

Securities traded primarily on a principal securities exchange are valued at the last reported sales price on the exchange of major listing. Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sale price is not in the context of the highest closing bid price and the lowest closing offering price, and listed securities whose primary market is believed by the Advisor to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Advisor deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that either mature or have an announced call within 60 days will be amortized on a straightline basis from the market value one day preceding the beginning of the amortization period.

Securities for which market quotations are not readily available or securities which are restricted as to public sale are valued at fair market value as determined in good faith by the Advisor as directed by the Board of Directors.

The net asset value per share is calculated as of the close of the regular session of the New York Stock Exchange each day the Exchange is open for business. The net asset value appears daily in the Wall Street Journal and most major newspapers and is also available by calling the Fund at (800) 366-3863 after 4:30 p.m. Eastern Standard Time each business day.


                              REDEMPTION OF SHARES

Shares of the Fund may be redeemed at no charge on any day that the Exchange is open for business. A proper redemption request will be executed at the next computed net asset value after receipt of the request. A proper redemption request includes a written request which specifies the account number and the number of shares or the dollar amount to be redeemed. The request must be signed in exactly the same way as the shares are registered, including the signature of each joint owner, if applicable. A redemption request for corporate accounts requires a corporate resolution and a signature guarantee. A redemption request for partnership and trust accounts requires the cover and signature pages of the agreements.

PFPC does not accept redemption requests sent by telecopy (fax) unless the request is first authorized by the Fund. The Fund's fax number is (410) 823-0903. If the amount to be redeemed is greater than $10,000, all of the signatures on the redemption request and/or certificate must be signature guaranteed as described on page 20.

If any stock certificates were issued for shares that are included in the redemption request, the certificates must be presented in properly endorsed form. Redemptions will not become effective until the Fund has received all of the required, properly executed, documents. Requests for redemption by telegram and requests which are subject to any special conditions or which specify an effective date other than as described in this Prospectus cannot be accepted. You will be notified promptly in writing by the Fund if your redemption request cannot be accepted.

Payment will be made for the shares redeemed within five business days after the redemption request is processed by PFPC, in accordance with the procedures set forth below. Redemptions of shares recently purchased by check will not be mailed until all checks in payment for the purchase of shares to be redeemed have been collected, which may take up to 15 days. When payment for recently purchased shares is made by certified check or wired funds, redemptions will be made within seven days. The value of the shares upon redemption may be more or less than the shareholder's cost depending on the value of the Fund at that time.

The Fund may suspend the right of redemption for any period during which a) the New York Stock Exchange is closed or the Securities and Exchange Commission determines that trading on the Exchange is restricted; b) the Securities and Exchange Commission determines there is an emergency as a result of which it is not reasonably practicable for the Fund to sell its portfolio securities or to calculate the fair value of its net assets; or c) for such other periods as the Securities and Exchange Commission may by order permit for the protection of the Fund's shareholders.

The Fund expects to make all redemptions in cash. For those shareholders for which it is applicable, the Fund reserves the right to fulfill a request for redemption by making a payment in whole or in part in the form of a pro rata distribution of the Fund's readily marketable securities. These securities would be valued the same way the securities are valued in calculating the net asset value of the Fund. The Fund is governed by Rule 18f-1 under the Investment Company Act of 1940. Therefore, the Fund is obligated to redeem shares, with respect to one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

The Fund reserves the right to automatically redeem any account where the account balance falls below $1,000 due to redemptions by the shareholder. Such redemptions will not be implemented if the value of a shareholder's account falls below the minimum account balance due to market conditions. Shareholders will be notified in writing 60 days prior to the automatic redemption of their account.

The Fund also reserves the right to involuntarily redeem the account of any shareholder who has failed to furnish a certified Social Security or tax identification number ("TIN") to the Fund. This will reduce unnecessary expenses associated with the maintenance of an account of any shareholder who fails to provide a TIN, and, therefore, should benefit a majority of the Fund's shareholders. The Fund will notify shareholders in writing 30 days prior to involuntarily redeeming shares.

TELEPHONE REDEMPTIONS

The Fund will accept telephone redemptions for amounts up to $10,000. The Fund may make exceptions for brokers with whom the Fund has certain operating relationships. These brokerage firms are authorized to accept redemption orders from customers on behalf of the Fund until the close of the Exchange. These orders will then be transmitted to PFPC on any business day by 8:00 p.m. Eastern Standard Time and be valued at the closing net asset value on that day. Telephone redemptions can only be made by calling PFPC at (800)576-7498 by 4:00 p.m. Eastern Standard Time. To protect your account from losses resulting from unauthorized or fraudulent telephone instructions, PFPC will request the registered name, the account number, and the Social Security or tax identification number listed on the account. The telephone call will be recorded. The proceeds of any telephone redemption will be made payable to the exact registrant(s) and mailed to the address of record within five business days of the request. In the case of a telephone redemption by wire, the wire will be made only in accordance with the shareholder's prior
written instructions.   The Fund will not be responsible for the authenticity
of transaction instructions received by telephone, provided that reasonable security procedures have been followed. If reasonable security procedures are not followed, the Fund may be liable for any losses. The Fund reserves the right to modify or limit its procedures for telephone redemptions or to terminate them at any time.

SYSTEMATIC WITHDRAWAL PLAN

The Fund offers a Systematic Withdrawal Plan whereby shareholders may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. A shareholder's account must have Fund shares with a value of at least $10,000 in order to start a Systematic Withdrawal Plan. The minimum
amount that may be drawn each month or quarter is $100.   This Plan may be
terminated or modified at any time without charge or penalty.

A withdrawal under the Systematic Withdrawal Plan involves a redemption of shares on or about the 25th of each month and may result in a gain or loss for federal income tax purposes.

SIGNATURE GUARANTEE

Signature guarantees are required for shareholders' protection and to prevent fraudulent redemptions. A signature guarantee will be required for any redemption request over $10,000, any redemption request where there has been an address change within 30 days, any redemption request where the proceeds are being mailed to an address other than the address of record, any redemption request where the shareholder is instructing the Fund to wire the proceeds to a bank or brokerage account different from the bank or brokerage account of record, any redemption request where the redemption proceeds are to be paid to someone other than the registered owner(s), any request to transfer redemption proceeds to an account with a different registration than the shareholder, and if there has been a name change due to marriage or divorce.


A signature guarantee can be obtained from commercial banks that are FDIC members, trust companies, firms that are members of a domestic stock exchange and foreign branches of any of the above. A notary public is not an acceptable guarantor.

The signature guarantee must appear together with the signature(s) of the registered owner(s) on the written request for redemption, on a separate instrument of assignment (stock power) which may be obtained from banks or stockbrokers, or on all stock certificates surrendered for redemption, in which case the signature guarantees must also appear on the letter of stock power if shares held on deposit in non-certificate form are also being redeemed.

                                  APPENDIX A
                     Description of Corporate Bond Ratings


Standard & Poor's Corporation

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obliger as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

II.  Nature and provisions of the obligation.

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA - The highest rating assigned by Standard & Poor's with extremely strong capacity to pay interest and repay principal.

     AA - Differs from the higher rated issues minimally with a very strong capacity to pay interest and repay principal.

     A - Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories with strong capacity to pay interest and repay principal.

     BBB - Normally exhibits adequate protection parameters but adverse economic conditions or changing circumstances are more likely to weaken the capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B - While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to paying interest and repaying principal.

     CCC - Identifiable vulnerability to default and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial and economic conditions, they are not likely to have the capacity to pay interest and repay principal.

     CC, C - Subordinated to senior debt that is assigned an actual or implied "CCC" or "CCC-" rating. A "C" rated bond also may involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     D - Involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period and may also involve the filing of a bankruptcy petition if debt service payments are jeopardized.


     Moody's Investors Service, Inc.

     Aaa - Judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Judged to be of high quality with minimal investment risk. They are rated lower than Aaa bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may not be other elements present. Consequently, the long term risks appear somewhat larger than with Aaa securities.

     A - Possess many favorable investment attributes with adequate security for repayment of principal and payment of interest; elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Neither highly protected nor poorly secured with interest payments and principal security appearing adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Judged to have speculative elements and often the protection of interest and principal payments may be only moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Generally lack characteristics of a desirable investment with minimal assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time.

     Caa - Are of poor standing and may be in default or elements of danger with respect to principal or interest may be present.

     Ca - Represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

     C - Lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                         Greenspring Fund, Incorporated
                        2330 West Joppa Road, Suite 110
                             Lutherville, MD 21093
                                (410) 823-5353
                                (800) 366-3863

                                  DIRECTORS
                        Charles vK. Carlson, Chairman
                             William E. Carlson
                                 David T. Fu
                             Michael J. Fusting
                             Michael T. Godack
                            Richard Hynson, Jr.

                                  OFFICERS
                            Charles vK. Carlson
                  President and Chief Executive Officer

                             Michael T. Godack
            Sr. Vice President and Chief Compliance Officer

                             Michael J. Fusting
                       Sr. Vice President and Chief
                             Financial Officer

                            Elizabeth C. Agresta
                           Secretary and Treasurer

                             INVESTMENT ADVISOR
                      Key Equity Investment Management
                      2330 West Joppa Road, Suite 108
                        Lutherville, MD 21093-7207

                               TRANSFER AGENT
                                  PFPC Inc.
                           400 Bellevue Parkway
                           Wilmington, DE 19809
                              (800) 576-7498

                                 CUSTODIAN
                                  PNC Bank
                           Airport Business Center
                        200 Stevens Drive, Suite 440
                              Lester, PA 19113

                          INDEPENDENT ACCOUNTANTS
                          Coopers & Lybrand L.L.P.
                            250 W. Pratt Street
                            Baltimore, MD 21201

                               LEGAL COUNSEL
                    DeMartino Finkelstein Rosen & Virga
                      1818 N Street, N.W., Suite 400
                        Washington, DC 20036-2492

                    STATEMENT OF ADDITIONAL INFORMATION

                      Greenspring Fund, Incorporated

                               (the "Fund")

                             FORM N-1A, PART B



This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated May 1, 1998, which may be obtained by calling the Fund at (410) 823-5353 or (800) 366-3863 or by writing to Greenspring Fund, Incorporated, 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. The SEC maintains an Internet site at http://www.sec.gov that contains the Prospectus, the Statement of Additional Information, quarterly reports to shareholders and other information regarding the Fund.

The date of this Statement of Additional Information is May 1, 1998.

                           TABLE OF CONTENTS

                                                             Page
Investment Objectives and Policies (Page 5 in Prospectus)     3
      Investment Objective . . . . . . . . .                  3
      Investment Policies . . . . . . . . . .                 3

Investment Program . . . . . . . . . . . . .                  4
      Repurchase Agreements . . . . . . . . .                 4
      Options . . . . . . . . . . . . . . . .                 4
      Call Options. . . . . . . . . . . . . .                 4
      Put Options . . . . . . . . . . . . . .                 5
      Federal Income Tax Treatment of Options                 5
      Non-Investment Grade Debt Securities. .                 6
      Foreign Securities. . . . . . . . . . .                 6

Total Return Performance . . . . . . . . . .                  6

Management of the Fund (Page 8 in Prospectus)                 7

Control Persons and Principal Holders of Securities           8

Investment Advisor and Advisory Agreement. .                  8

Portfolio Transactions and Brokerage . . . .                  9

Purchase, Redemption and Pricing of the Fund's Shares
      (Pages 14 - 20 in Prospectus). . . . . . . . . .        9
      Net Asset Value Per Share (Page 17 in Prospectus)       9
      Pricing of Securities Being Offered . .                10

Taxes (Page 12 in Prospectus). . . . . . . .                 10

                   Investment Objectives and Policies

The following information supplements the Fund's discussion of its investment objective and program on page 5 of the Prospectus.

                         Investment Objective

The Fund's principal objective is to provide long-term growth of capital for its shareholders through a total return approach to investing. In pursuing its investment objective, the Fund invests primarily in common stocks, but may also invest in preferred stocks, debt securities, securities not publicly traded and money market instruments. The objective of this diversification of security types is to enhance the total return of the Fund's portfolio and to preserve its principal during uncertain market conditions.

                          Investment Policies

Fundamental Policies

The Fund's fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund's shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

     1) purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except the U.S. Government; provided that up to 25% of its total assets may be invested without regard to such limitation; and the Fund may not purchase any securities which would cause the Fund at the time of purchase to own more than 10 percent of the outstanding voting securities of an issuer;

     2) purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

     3) invest in companies for the purpose of exercising management or control;

     4) purchase or sell real estate, although it may invest in securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and the securities of companies whose business involves the purchase or sale of real estate;

     5)   purchase or sell commodities or commodity contracts;

     6)   purchase securities on margin or effect short sales of securities;

     7) make loans, except that it may acquire debentures, notes and other debt securities that are traded or able to be traded pursuant to legal provisions allowing for the resale of securities;

     8) borrow money, except for temporary emergency purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market;

     9)   mortgage, pledge or hypothecate securities;

     10) act as securities underwriter, except to the extent that it may be regarded as a statuatory underwriter upon disposition of any of its securities for purposes of the Securities Act of 1933;

     11) deal with any of its officers or directors or with any firm of which any of its officers or directors is an officer, director or member as principal in the purchase or sale of portfolio securities; or effect portfolio transactions through any such officer, director or firm as agent or broker unless the Fund pays no more than the customary brokerage charges for such services;

     12) issue any obligations, bonds, notes or other senior securities except as otherwise allowed by the foregoing restrictions.

                              Investment Program

Repurchase Agreements

The Fund may invest in repurchase agreements with domestic banks or broker-dealers either for temporary defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument from a domestic bank or broker-dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

The use of repurchase agreements involves certain risks. For example, if the seller of a security under an agreement defaults on its obligation to repurchase the underlying security at a time when the value of this security has declined, the seller may incur a loss upon disposition of it. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy, a court may determine that the underlying security is collateral for a loan by the Fund and therefore subject to sale by the trustee in bankruptcy. It is expected that these risks can be controlled through careful monitoring procedures.

Options

The Fund may purchase and sell both call options and put options that are listed on an organized securities exchange. Although these investment practices will be used primarily in a hedging function to reduce principal fluctuations or to generate additional income, they do involve certain risks which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. The Fund will not write an option, if, as a result, the aggregate market value of all portfolio securities covered by call options or subject to put options exceeds 25% of the market value of the Fund's net assets.

Since inception of the Fund, the only two options transactions in the Fund's portfolio were during 1987 and 1991 when covered calls were sold against a security.

The current market value of a put or call option which has been purchased will be recorded as an asset on the Fund's Statement of Assets and Liabilities. This asset will be will be valued at the last quoted sales price each day. If the option has not been traded or if the last sales price is not within the context of the highest closing bid and the lowest closing offer, the option will be valued at the mean of the bid and asked price on the day the valuations are made. The assets will be extinguished upon the expiration of the option, the selling of an identical option in a closing transaction or the delivery of the underlying security upon the exercise of the option.

Call Options

A call option is a short-term contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer ("seller") of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A writer is required to deposit in escrow the underlying security or other assets in order to secure his obligation to deliver the underlying security.

The Fund may write ("sell") covered call options for the purpose of reducing the effect of price fluctuations of the securities owned by the Fund. Options will be sold on the basis of investment considerations consistent with the Fund's investment objectives. These options will generally be written on securities which, in the opinion of the Fund, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

Options written by the Fund will normally have expiration dates ranging up to nine months. However, the Fund does not have any control over when it may be required to sell the underlying securities, since it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. The exercise price of the options may be below, equal to, or above the current market value of the underlying securities at the time the options are written.

Although the Fund has no current intention to sell uncovered call options, the Fund reserves the right to do so. In writing an uncovered call option, the writer obligates itself to deliver the underlying security at the exercise price, even though, at the time the option is written, it does not own the underlying security. Once the option has been written, the Fund will establish and maintain for the term of the option a segregated account consisting of cash and U.S. government securities equal to the fluctuating market value of the underlying securities. If the holder of the option wishes to exercise its option to buy the underlying security from the writer, the writer must make arrangements to purchase and deliver the underlying security.

There are risks involved when writing uncovered equity call options. The writer assumes the risk of an increase in the price of the underlying security above the exercise price so long as his obligation as a writer continues. Should this increase occur, the writer may be issued a notice to exercise the option and would therefore be required to sell the underlying security at the exercise price which may be less than the price it must pay or may have paid to acquire the security, thereby reducing its profit or incurring a loss.

Closing transactions may be effected in order to realize a profit on an outstanding option or to prevent an underlying security from being called. Effecting a closing transaction will also permit the Fund to write another option on the underlying security with either a different expiration date or exercise price or both.

If the Fund effects a closing purchase transaction and the cost is less (more) than the premium received from the writing of the option, a profit (loss) will be realized. Because increases in the market price of the underlying security will generally effect increases in the market price of an option, any loss resulting from the repurchase of the option is likely to be offset in whole or in part by the appreciation if the underlying security owned by the Fund.

The Fund may purchase call options, which may give the Fund the right to buy an underlying security at the exercise price any time during the option period. The Fund will not commit more that 5% of its total assets at the time of purchase to the purchasing of call options. The Fund may purchase a call option for the purpose of acquiring an underlying security for its portfolio. This would give the Fund the ability to fix its cost of acquiring the stock at the exercise price of the call option plus the premium paid, which at times may cost the Fund less than purchasing the security directly. The Fund is also partially protected from any unexpected decline in the market price of the underlying security as long as it holds the option and, therefore, can allow the option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund may also purchase a closing call to liquidate a position and to extinguish its obligation pursuant to a call it has sold.

Put Options

The Fund may write ("sell") put options, which give the holder of the options the right to sell and the Fund the obligation to buy the underlying security at the exercise price during the option period. The Fund will generally write put options when it wishes to purchase the underlying security at a price lower than the current market price of the security. The Fund will provide that such options will be offset at the time of the sale by a segregated account consisting of cash, U.S. Government securities or high-grade debt securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put. This amount must be maintained until the put is exercised, has expired or the Fund has purchased a closing put, which is a put of the same series as the one previously sold. The risk in writing put options is that the market price of the underlying security declines below the exercise price less the premiums received. The daily valuation of put options is substantially identical to that of call options.

The Fund may purchase put options, which give the Fund the right to sell the underlying security at the exercise price at any time during the option period. Put options may be purchased for defensive purposes in order to protect against an anticipated decline in the value of its securities. This protection would be provided only during the life of the option when the Fund, as the holder of the option, is able to sell the underlying security at the put exercise price regardless of that security's current market price. Purchasing put options involves the risk of losing the entire premium (purchase price of the option). No more that 5% of the Fund's total net assets, at the time of purchase, will be committed to the purchasing of put options.

Federal Income Tax Treatment of Options

Set forth below is a brief summary of the federal income tax consequences of options. It is not intended to be a complete and detailed description of all possible tax consequences. Investors should consult their own tax advisors for more complete information. The summary below assumes that options purchased by the Fund are capital assets.

When puts and calls written by the Fund (seller) expire unexercised, the premium received becomes a short-term capital gain at the time of such expiration. When a covered call written by the Fund is exercised, the amount realized on the sale of the underlying security is increased by the amount of the premium in determining gain or loss, and the gain or loss on the sale of the security is short, mid or long-term, depending on the holding period of the underlying security. When puts written by the Fund are exercised, the Fund will reduce the cost basis of the underlying security by the amount of the premium received. The Fund will recognize either a short, mid or long-term capital gain or loss upon the sale or expiration of the option. Upon the exercise of a call option by the Fund (buyer), the Fund will increase the cost basis of the underlying security by the amount of value paid for the option. If it is a put option, the Fund will reduce the amount realized on the sale of the underlying security by the amount paid for the put option. Because of tax considerations, the Fund may be limited in its ability to write or purchase options with an exercise period of less than three months. Gains or losses on options sold or purchased in hedging transactions will be treated as ordinary income or losses.

Non-Investment Grade Debt Securities

The non-investment grade debt securities market's growth has paralleled a long economic expansion and has not weathered a recession in its present size and form. An economic downturn or increase in interest rates is likely to have a negative effect on the non-investment grade debt securities market and on the value of these securities in the Fund's portfolio, as well as the ability of the issuers to repay principal and interest. Securities of companies in reorganization proceedings are relatively unaffected by such events or by changes in prevailing interest rates. Adverse publicity and investor perceptions, whether or not based upon rational analysis, may also affect the value and liquidity of non-investment grade debt securities.

The market for non-investment grade debt securities may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities are sold. If market quotations are not available, non-investment grade debt securities will be valued in accordance with standards established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing non-investment grade debt securities than is the case for securities for which more external sources for quotations and last-sale information is available. To the extent the Fund owns illiquid or restricted non-investment grade debt securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The economy and interest rates affect non-investment grade debt securities differently from other securities. The prices and, therefore, yields of these bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Non-investment grade debt securities are subject to a greater risk of default than high-grade debt securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to obtain additional financing. If the issuer of a debt security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt securities and the Fund's asset value. Furthermore, in the case of non-investment grade debt securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and, thereby, tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Non-investment grade debt securities present risks based on payment expectations. These bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a non-investment grade debt security's value will decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of non-investment grade debt securities than in the case of investment grade debt securities.

Special tax considerations are associated with investing in non-investment grade debt securities structured as zero coupon or pay-in-kind securities. The Fund reports the interest on these securities as income even though it receives no cash interest until the security's maturity or payment date.

Foreign Securities

The Fund may invest in securities principally traded in markets outside the United States. Investments in foreign securities involve the risk of fluctuations in the value of the currencies in which the foreign securities are denominated. Such a fluctuation could make the security worth less in U.S. dollars even though its worth is more in its home country. Investments in foreign securities may also be subject to local economic or political risks such as political instability of some foreign governments and the possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments and limitations on the removal of funds or other assets of the Fund. There also may be less publicly available information about foreign securities and governments than domestic ones. Foreign securities are not registered with the Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on domestic securities. Securities of some foreign companies are less liquid and more volatile than securities of domestic companies and incur higher custodian charges.

                        Total Return Performance

The Fund's total return calculations quoted in advertising reflect all aspects of the Fund's return including the reinvestment of all capital gains distributions and income dividends for the periods shown and any change in the Fund's net asset value per share over the period without regard to tax consequences to the shareholder. Such performance information is based on historical results and is not intended to indicate future performance.
Average annual returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. In addition, the Fund may quote cumulative total returns reflecting the change in value of an investment over a stated period of time. The average annual total return of the Fund for the one, five and ten year periods ended December 31, 1997 were 23.95%, 16.31% and 13.51%,
respectively.   The cumulative total return of the Fund for the one, five and ten year periods ended December 31, 1997 were 23.95%, 112.90% and 255.02%, respectively.

                             Management of the Fund

The following is a list of the officers and directors of the Fund, and a brief statement of their present positions and principal occupations during the last five years. Unless otherwise noted, the address of each is 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. The Fund's directors who are considered "interested persons" as that term is defined under Section 2(a)(19) of the Investment Company Act of 1940 are noted with an asterisk (*). The individuals so noted are "interested persons" on the basis of their positions with the Fund's investment advisor, Key Equity Management Corporation ("Advisor") and the Advisor's parent company, Corbyn Investment Management, Inc. ("Corbyn") except that Mr. William E. Carlson is an "interested person" by virtue of his familial relationship with Charles vK. Carlson (brothers).

                                                              Principal
                                                             Occupation(s)
                                                                During
Name, Address and Age    Position(s) Held with Registrant  Past Five Years

Elizabeth C. Agresta         Secretary and Treasurer       Administrator of the
Age 30                                                     Fund.

Charles vK. Carlosn, CFA*    President, Chairman of the    President and
Age 38                       Board and Chief Executive     Director of the
                             Officer                       Fund's Adviser and
                                                           Corbyn Investment
                                                           Management, Inc.

William E. Carlson*          Director                      Partner of Shapiro
36 S. Charles Street                                       and Olander (a law
20th Floor                                                 firm) from
Baltimore, MD 21201                                        February 1990 to
Age 40                                                     present.
                                                           Appointed and
                                                           commenced service
                                                           as a director on
                                                           February 15, 1994
                                                           to fill
                                                           vacancy left by
                                                           Daniel R. Long, III
                                                           who resigned due to
                                                           competing personal
                                                           responsibilities.

David T. Fu                     Director                   Managing Director
1246 Harbour Glen Ct.                                      of Galway Partners
Arnold, MD 21012                                           L.L.C. (a merchant
Age 41                                                     bank) from January
                                                           1995 to present.
                                                           Director of Bell
                                                           Atlantic Information
                                                           Services (a division
                                                           of the telephone
                                                           company) from
                                                           September 1993
                                                           to January 1995.
                                                           Vice President of
                                                           Network
                                                           Management, Inc.
                                                           (a data processing
                                                           services company)
                                                           from February 1992 to
                                                           September 1993.

Michael J. Fusting*         Sr. Vice President, Chief      Vice President,
Age 37                      Financial Officer and          Treasurer, and
                            Director                       Director of the
                                                           Fund's Adviser.
                                                           Managing Director
                                                           of Corbyn
                                                           Investment, Inc.

Michael T. Godack*          Sr. Vice President, Chief      Director and Vice
Age 44                      Compliance Officer and         President of the
                            Director                       Fund's Adviser.
                                                           Managing Director
                                                           of Corbyn
                                                           Investment, Inc.

Richard Hynson, Jr.*        Director                       Sr. Vice President
Age 54                                                     and Managing Director
                                                           of Corbyn
                                                           Investment, Inc.

Directors who are not employees of the Fund or companies affiliated with the Fund will receive a fee of $1,000 for attending the annual Board of Directors meeting plus $350 for each other meeting attended and reasonable out-of-pocket expenses incurred in connection with attending such meetings. Such fees are subject to adjustment in the future upon appropriate action by the Board of Directors. Directors, as well as officers, who are "interested persons" of the Fund do not receive remuneration from the Fund or from its Advisor, but may receive remuneration from Corbyn Investment Management.

            Control Persons and Principal Holders of Securities

As of April 1, 1998 there were approximately ________ shares of capital stock of the Fund outstanding. Of those shares, the following shareholders are the recordholders of 5% or more of the outstanding shares of the Fund:

Name/Address                        Amount/Nature of Ownership     Percentage of Ownership
Corbyn Investment Management                  Record                      _____
2330 West Joppa Road, Suite 108
Lutherville, MD 21093

Charles Schwab & Co., Inc.                    Record                      ____
101 Montgomery Street
San Francisco, CA 94104

National Financial Services Corp.             Record                      ____
P.O. Box 3730
New York, NY 10008

Corbyn Investment Management, an investment research management company organized in the State of Maryland, is affiliated with the Fund through its management and with the Fund's Advisor through its management and ownership.

Certain clients of Corbyn may have investment objectives similar to that of the Fund. Recommendations may be made from time to time which result in the purchase or sale of a particular security by advisory clients simultaneously with the Fund. The acquisition or disposition of a security for such clients does not create an obligation to acquire or dispose of the security for the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of the securities being sold, there may be an adverse effect on price and the ability of the Fund to obtain or dispose of the full amount of the security which it seeks to purchase or sell. If Corbyn's clients and the Fund are purchasing a given security on the same day from the same broker-dealer, the price of the transaction may be averaged and the average price allocated among the clients participating in the transaction.

As of April 1, 1998, the officers and directors of the Fund, as a group, beneficially and of record owned, directly or indirectly, approximately ________ shares of the Fund, representing approximately ___% of the Fund's outstanding shares.

                 Investment Advisor and Advisory Agreement

Key Equity Management Corporation, a wholly-owned subsidiary of Corbyn Investment Management, Inc., is the Fund's Advisor and is located at 2330 West
Joppa Road, Suite 108, Lutherville, Maryland 21093.   Key Equity was organized
in October 1982 solely to act as investment advisor to the Fund and does not have any operating history prior to July 1, 1983.

The Investment Advisory Agreement between Key Equity and the Fund is dated May 1, 1998 and was most recently approved by shareholders on April 6, 1998 at a Special Meeting of Shareholders. Subject to the supervision of the Board of Directors of the Fund, the Advisor will make investment decisions for the Fund, provide the Fund with investment objectives, policies and limitations, place orders to purchase and sell securities for the Fund and provide a program of continuous investment management for the Fund in accordance with the 1940
Act. The Advisor shall pay the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes for such persons), and the Advisor shall make available, without expense to the Fund, the services of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Advisor will furnish, without cost to the Fund, or provide and pay the cost of, such office facilities, furnishings and office equipment as may be required by the Fund.

As compensation for the services provided and expenses assumed by the Advisor, the Fund will pay the Advisor at the end of each calendar month an advisory fee computed daily of .75% of average daily net assets up to $250,000,000, .70% of average daily net assets between $250,000,000 and $500,000,000 and .65% of average daily net assets in excess of $500,000,000.

The investment advisory fees paid by the Fund for the years 1995, 1996 and 1997 were $494,166, $581,258 and $1,028,465, respectively. At December 31, 1997, investment advisory fees payable to the Advisor amounted to $90,792.

Each year, the Agreement must be approved by a majority of the Board of Directors or by vote of the holders of a majority of the outstanding voting securities of the Fund. Additionally, the Agreement must be approved annually by a majority of the directors of the Fund who are not parties to the Agreement or "interested persons" of any such party (as defined in the 1940 Act) by votes cast in person at a meeting called for this purpose. The Agreement may be terminated at any time by the Board of Directors or by the vote of a majority of the outstanding voting securities of the Fund, without penalty, on 60 days written notice to the Advisor and will terminate automatically in the event of
its assignment.   The Advisor may also terminate the Agreement by notifying
the Fund 60 days prior to the termination date.

Corbyn Investment Management, Inc. ("Corbyn"), the parent company of the Fund's Advisor, serves as the administrator of the Fund pursuant to an Administrative Services Agreement dated May 1, 1998. Corbyn is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093. As administrator, Corbyn provides administrative services and personnel for fund accounting, regulatory reporting and other administrative matters.

As compensation, the Fund pays Corbyn a monthly fee of $2,500 plus .04% of average daily net assets up to $250,000,000, .03% of average daily net assets between $250,000,000 and $500,000,000 and .025% of average daily net assets in excess of $500,000,000.

                  Portfolio Transactions and Brokerage

The Fund's officers implement the investment decisions for the Fund recommended by its Advisor. The Advisor also selects the brokerage firms used by the Fund to complete securities transactions. All decisions and selections are reviewed quarterly by the Fund's Board of Directors.

The Advisor selects broker-dealers to effect securities transactions for the Fund based on which broker-dealers can obtain the most favorable combination of price and execution for the transactions. This does not mean that the Fund must base its execution decisions solely on whether the lowest possible commission cost may be obtained. The Advisor determines if the amount of commission is reasonable in relation to the value of the brokerage and research services provided, viewed in the terms of either that particular transaction or the overall responsibilities to the Fund and that the services provided by a broker provide the Advisor with lawful and appropriate assistance in the performance of its investment decision-making responsibilities. In seeking to achieve the best combination of price and execution, an effort is made to evaluate the overall quality and reliability of broker-dealers and the services they provide, including their general execution capabilities and financial condition.

Commissions paid by the Fund will be compared to commissions charged by other brokers on similar transactions in order to ascertain that commissions are within a reasonable range. Obtaining a low commission, though, is secondary to obtaining a favorable security, which is usually more beneficial to the Fund. The Advisor may pay a higher brokerage commission than may be charged by other brokers to brokers who provide quality, comprehensive and frequent research studies (such as investment and market research and securities and economic analysis) to the Fund and its Advisor, which are useful in performing the advisory activities under contract with the Fund. There is no current arrangement to do so.

With respect to securities traded only on the over-the-counter market, orders are executed on a principal basis with primary market makers in such securities, except when, in the opinion of the Advisor, the Fund may obtain better prices or executions on a commission basis. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions, but which include compensation in the form of a mark up or mark down.

For the years 1995, 1996 and 1997, the total brokerage commissions paid by the Fund were $154,298, $135,471 and $211,753, respectively. No officer or director of the Fund, nor any officer, director or shareholder of the Fund's Advisor, has any direct or indirect affiliation with any person employed as a broker by or on behalf of the Fund.

            Purchase, Redemption and Pricing of the Fund's Shares

Net Asset Value Per Share

The Fund's shares of stock are purchased and redeemed at the Fund's current net asset value per share. The Fund determines the net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the current market value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of shares outstanding.

The net asset value per share is calculated as of the close of the regular session of the New York Stock Exchange each day the Exchange is open for business. It is expected the Exchange will be closed during 1998 on Saturdays and Sundays and on January 1 (New Year's Day), January 19 (Martin Luther King, Jr. Day), February 16 (President's Day), April 10 (Good Friday), May 25 (Memorial Day), July 3 (Independence Day), September 7 (Labor Day), November 26 (Thanksgiving Day) and December 25 (Christmas Day), 1998.

The Fund expects to make all redemptions in cash. For those shareholders for which it is applicable, the Fund reserves the right to honor any request for redemption by making a payment in whole or in part in the form of a pro rata distribution of the Fund's readily marketable securities. These securities would be valued the same way the securities are valued in calculating the net asset value of the Fund. The Fund is governed by Rule 18f-1 under the Investment Company Act of 1940. Therefore, the Fund is obligated to redeem shares, with respect to one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Pricing of Securities Being Offered

Securities traded primarily on a principal securities exchange are valued at the last reported sales price on the exchange of major listing. Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, listed securities for which the last reported sales price is not in the context of the highest closing bid price and the lowest closing offering price and listed securities whose primary market is believed by the Advisor to be over-the-counter are valued at the mean of the closing bid and asked prices obtained from sources that the Advisor deems appropriate.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that either mature or have an announced call within 60 days will be amortized on a straightline basis from the market value one day preceding the beginning of the amortization period.

The Fund may invest in securities which are restricted as to public sale. Such securities are valued at fair value as determined in good faith by the Advisor as directed by the Board of Directors.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by the Advisor as directed by the Board of Directors.

                                  Taxes

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 (the "Code") as amended. To qualify as a regulated investment company, the Fund must (a) diversify its holdings so that at the end of each fiscal quarter (i) at least 50% of the value of the Fund's total assets must be represented by cash and cash equivalents, U.S. government securities, securities of other regulated investment companies and other securities, which does not include investments in the securities of any one issuer that represents more than 5% of the value of the Fund's total assets or more than 10% of the issuer's outstanding voting securities and (ii) not more than 25% of the value of the Fund's total assets invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer; (b) derive at least 90% of its gross income from dividends, interest, income from securities on loan and gains (without including losses) from the sale or other disposition of securities; (c) derive less than 30% of its gross income from gains (without including losses) on the sale or other disposition of securities held for less than three months; and (d) distribute at least 90 percent of the Fund's taxable income for the taxable year.

In addition, in each calendar year, the Fund is required to distribute the sum of 98% of the ordinary income earned in such calendar year, 98% of the capital gain net income earned in the10-month period ending October 31 and any undistributed ordinary income and undistributed capital gain net income from the prior year or the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, amounts on which the Fund pays income tax are treated as distributed.

For 1997, the Fund made the following distributions:

          Ordinary Dividends Per Share $.683
          Short-Term Capital Gains Distribution Per Share $.32422
          Long-Term Capital Gains Distribution Per Share $.27265

Dividends and distributions are generally taxable to shareholders in the year in which received. Dividends declared by the Fund in October, November or December of a calendar year, but paid during January of the following calendar year, will be treated as received by shareholders on December 31.

                                    PART C
                              OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

     (a)  Part A:
          Financial Highlights Table for the Years Ended
          December 31, 1997; 1996; 1995; 1994; 1993; 1992;
          1991; 1990; 1989; and 1988.

          Part B:

          The following financial statements are incorporated by reference from the Registrant's Annual Report to Shareholders dated December 31, 1997:

          Portfolio of Investments, December 31, 1997
          Statement of Assets and Liabilities, December 31, 1997
          Statement of Operations for the Year Ended December 31, 1997 Statement of Changes in Net Assets for the Years Ended
          December 31, 1997 and 1996
          Notes to Financial Statements, December 31, 1997
          Financial Highlights Table For the Years Ended
          December 31, 1997; 1996; 1995; 1994; and 1993;
          Report of Independent Accountants
          Performance Since Inception

     (b)  Exhibits:

Exhibit
Number                           Description

    1(a) Copy of the Articles of Incorporation of Registrant - Copy of the Articles of Incorporation of the Registrant was filed as Exhibit 1 to the Registrant's Registration Statement on Form N-1
          (File No. 2-81956 and 811-3627) on February 11, 1983, which is hereby incorporated by reference.

     (b) Copy of the amendment to the Articles of Incorporation of Registrant - Copy of the amendment to the Articles of Incorporation of Registrant, dated May 8, 1990, was filed as Exhibit 1(a) to the Registrant's Post-Effective Amendment No. 12 (File No. 2-81956 and 811-3627) on April 29, 1992, which is hereby incorporated by reference.

    2(a) Copy of the By-laws of the Registrant - Copy of the By-laws of the Registrant was filed as Exhibit 2 to the Registrant's Registration Statement on Form N-1 (File No. 2-81956 and 811-3627) on February 11, 1983, which is hereby incorporated by reference.

     (b) Copy of the amendment to the By-Laws of Registrant - Copy of the amendment to the By-Laws, dated May 8, 1990, was filed as Exhibit 2(b) to the Registrant's Post-Effective Amendment No. 12 (File No. 2-81956 and 811-3627) on April 29, 1992, which is hereby incorporated by reference.

    3     Not Applicable (Copy of the voting trust agreement)

    4 Specimen certificate for shares of common stock of the Registrant was filed as Exhibit 4 to the Registrant's Registration Statement on Form N-1 (File No. 2-81956 and 811-3627) on February 11, 1983, which is hereby incorporated by reference.

    5 Copy of the Investment Advisory Agreement - Copy of the Investment Advisory Agreement is filed as Exhibit 5 to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627).

    6     Not Applicable (Copy of the underwriting or distribution contract)

    7     Not Applicable (Copy of all bonus, profit sharing or similar contacts)

    8(a) Copy of the Assignment Agreement to the Custodial Agreement of the Registrant - Copy of the Assignment Agreement to the Custodial Agreement of the Registrant, dated January 5, 1998, is filed as

          Exhibit 8(a) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627).

    8(b) Copy of the Custodial Fees (schedule of remuneration) of the Registrant - Copy of the Custodial Fees (schedule of remuneration), dated October 1, 1994, was filed as Exhibit 8(b) to the Registrant's Post-Effective Amendment No. 17 (File No. 2-81956 and 811-3627) on March 29, 1995.

    9(a) Copy of the Order Placement Procedures Amendment to the Charles Schwab Operating Agreement - Copy of the Order Placement Procedures Amendment to the Charles Schwab Operating Agreement, dated January 6, 1998, is filed as Exhibit 9(a) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627).

    9(b) Copy of the Assignment Agreement to the Transfer Agent Agreement of the Registrant - Copy of the Assignment Agreement to the Transfer Agent Agreement of the Registrant, dated January 5, 1998, is filed as Exhibit 9(b) to the Registrant's Post-Effective Amendment
          No. 20 (File No. 2-81956 and 811-3627).

    9(c) Copy of the Administrative Services Agreement of the Registrant - Copy of the Administrative Services Agreement of the Registrant, dated May 1, 1998, is filed as Exhibit 9(c) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627).

   10     Not Applicable (Copy of Opinion and Consent of Counsel)

   11 Copies of the Independent Certified Public Accountant's Opinion and Statement of Consent - the Opinion and Statement of Consent of Coopers & Lybrand L.L.P., dated January 30, 1998 and February 27, 1998, respectively, are attached as Exhibit 11 to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627).

   12     Not Applicable (Copy of financial statements omitted from Item 23)

   13 Copies of agreements of Registrant providing the initial capital of $100,000.00 - Copies of agreements of Registrant's providing the initial capital was filed as Exhibit 13 to the Registrant's Registration Statement of Form N-1 (File No. 2-81956 and 811-3627) on April 30, 1983, which is hereby incorporated by reference.

   14 Copy of model plan used in establishing a retirement plan - Copy of model plan used in establishing a retirement plan was filed as Exhibit 14 to the Registrant's Post-Effective Amendment No. 3 (File No. 2-81956 and 811-3627) on February 6, 1985, which is hereby incorporated by reference.

   15 Not Applicable (Copy of any plan entered into describing the financing and distribution of the Registrant's shares).

   16 Copy of Schedule of Computation of Performance of Registrant - Copy of the Schedule of Computation of the Registrant was filed as Exhibit 16 to the Registrant's Post-Effective Amendment No. 9 (File No. 2-81956 and 811-3627) on May 10, 1989, which is hereby incorporated by reference.

   17     Copy of a Financial Data Schedule - A Financial Data
          Schedule was filed with Rule 24F-2 and is hereby incorporated by reference.

Item 25.  Persons Controlled by or Under Common Control with Registrant

Charles vK. Carlson is President of Corbyn Investment Management, Inc. and Messrs. Godack, Hynson, Trump and Fusting and Mrs. Karla Moore are Managing Directors of Corbyn Investment Management, Inc. Messrs. Carlson, Godack,
Trump and Fusting are also directors of Key Equity Management
Corporation. Corbyn Investment Management, Inc. owns 100% of the total outstanding stock of Key Equity Management Corporation. As of the date of this filing, approximately __% of the Fund's outstanding stock was owned by various private counsel clients of Corbyn Investment Management, Inc., as to which Corbyn Investment Management, Inc. has discretionary authority. See the response to Item 28 below for further information regarding Key Equity Management Corporation.

Item 26.  Number of Holders of Securities

As of April 1, 1998, the number of record holders of each class of securities of the Registrant was as follows:

           Title of Class                   Number of Record Holders
Common Stock (par value $.01 per share)             ________

Item 27.  Indemnification

Under the terms of the Registrant's Articles of Incorporation and By-Laws, the Registrant may indemnify any person to the extent permitted by law.

Section 2-418 of the Maryland General Corporation Law generally provides that corporations may indemnify officers and directors, including indemnification for judgments, fines, settlement amounts and reasonable expenses actually incurred, if the officer or director acted in good faith. However, if the proceeding is one by or in the right of the corporation, indemnification may be made only against reasonable expenses and may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.
The statute provides that the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent creates a rebuttable presumption that the director did not meet the requisite standard of good faith. This statute also provides that the corporation may maintain insurance on behalf of directors, officers, employees and agents for liabilities arising out of such persons' actions on behalf of the corporation in good faith.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange
Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless if in the opinion of its counsel, the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Advisor

Key Equity Management Corporation (the "Advisor") was incorporated on October 21, 1982 to act in the capacity of investment advisor to the Fund. As stated in the Fund's Statement of Additional Information, officers and directors of the Advisor are also directors of the Fund and Corbyn Investment
Management. Corbyn Investment Management is a registered investment advisor with its principal business address as 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093.

Set forth below is a list of each officer and director of the Advisor indicating each business, profession, vocation or employment of a substantial nature in which each such person is engaged:

Charles vK. Carlson

President and Director of Key Equity Management Corporation; President, Chairman of the Board of Directors and Chief Executive Officer of Greenspring Fund, Inc; President and Director of Corbyn Investment Management, Inc.

Michael Timothy Godack

Vice-President and Director of Key Equity Management Corporation; Senior Vice-President, Chief Compliance Officer and Director of the Greenspring Fund, Inc.; Managing Director of Corbyn Investment Management, Inc.

Michael Joseph Fusting

Vice-President, Treasurer and Director of Key Equity Management Corporation; Sr. Vice-President, Chief Financial Officer and Director of Greenspring Fund, Inc.; Managing Director of Corbyn Investment Management, Inc.

David Allen Trump

Vice President and Director of Key Equity Management Corporation; Managing Director of Corbyn Investment Management, Inc.

Karla Keller Moore

Secretary and Director of Key Equity Management Corporation; Managing Director and Secretary of Corbyn Investment Management, Inc.

Item 29.  Principal Underwriters

The Registrant does not have any principal underwriter of its shares.

Item 30.  Location of Accounts and Records:

(a) With respect to the required books and records to be maintained by the Registrant's Custodian under Section 31(a) of the 1940 Act, the address is:

               PNC Bank
               Airport Business Center
               200 Stevens Drive, Suite 440
               Lester, PA 19113

(b) With respect to the required books and records to be maintained by the Registrant's Transfer Agent under Section 31(a) of the 1940 Act, the address is:

               PFPC Inc.
               400 Bellevue Parkway
               Wilmington, DE 19809

(c) With respect to all other required books and records to be maintained by the Registrant at its principal office and the Registrant's Investment Advisor under Section 31(a) of the 1940 Act, the person maintaining physical possession and the address are:

               Elizabeth C. Agresta
               Greenspring Fund, Incorporated
               2330 West Joppa Road, Suite 110
               Lutherville, Maryland 21093

Item 31.  Management Services

The Registrant has disclosed all management-related service contracts in Part A and B.

Item 32.  Undertakings

Not Applicable



                               Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to the Rule 485(a) under the Securities Act of 1933 and has duly caused this Pre-Effective Amendment No. 20 to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Baltimore and State of Maryland on the 27th day of February, 1998.

                    Greenspring Fund, Incorporated

                    By:  S/Charles vK. Carlson
                         Charles vK. Carlson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

    Signature                                 Title                             Date

S/Charles vK. Carlson          President and Chairman of the Board           February 27, 1998
Charles vK. Carlson            (Chief Executive Officer)

S/William E. Carlson           Director
William E. Carlson

S/David T. Fu                  Director
David T. Fu

S/Michael J. Fusting           Vice-President, Treasurer
Michael J. Fusting             and Director (Chief Financial Officer)

S/Michael T. Godack            Senior Vice President, Secretary
Michael T. Godack              and Director

S/Richard Hynson, Jr.          Director
Richard Hynson, Jr.

                                EXHIBIT 5


                               COPY OF THE


                      INVESTMENT ADVISORY AGREEMENT

                      INVESTMENT ADVISORY AGREEMENT

   AGREEMENT, effective commencing on May 1, 1998, between Key Equity Management Corporation, a Maryland corporation (the "Advisor") and Greenspring Fund, Incorporated, a Maryland corporation (the "Fund").

   WHEREAS, the Fund is a Maryland corporation organized under Articles of Incorporation dated October 21, 1982 (the "Articles") and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company; and

   WHEREAS, the Fund wishes to retain the Advisor to render investment advisory services to the Fund and the Advisor is willing to furnish such services to the Fund; and

   WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

   NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the Fund and the Advisor as follows:

   1. APPOINTMENT. The Fund hereby appoints the Advisor to act as investment advisor to the Fund for the periods and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided. The
Advisor will furnish, without cost to the Fund, or provide and pay the cost of, such office facilities, furnishings, and office equipment as may be required by the Fund.

   2.   INVESTMENT ADVISORY DUTIES.

        (A) Subject to the supervision of the Board of Directors of the Fund, the Advisor will (I) provide a program of continuous investment management for the Fund in accordance with the 1940 Act, the Fund's investment objectives, policies and limitations as stated in the Fund's Prospectus (the "Prospectus") and Statement of Additional Information included as part of the Fund's Registration Statement filed with the Securities and Exchange Commission, as they may be amended from time to time, copies of which shall be provided to the Advisor by the Fund; (ii) make investment decisions for the Fund; and (iii) place orders to purchase and sell for the Fund.

        (B) In performing its investment management services to the Fund hereunder, the Advisor will provide the Fund with ongoing investment guidance and policy direction, including oral and/or written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy. The Advisor will determine the securities, instruments, repurchase agreements, options, futures and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's investments. The Advisor will determine what portion of the Fund's investments shall be invested in securities and other assets, and what portion, if any, should be held invested in money market equivalents or held in cash reserves. Subject to the approval of the Board of Directors (including a majority of the Fund's Directors who are not "interested persons" of the Fund as defined in the 1940 Act) and of the shareholders of the Fund, the Advisor may delegate to a sub-advisor its duties enumerated in Section 2 hereof. The Advisor shall continue to supervise the performance of any such sub-advisor and shall report regularly thereon to the Fund's Board of Directors.

        (C) The Advisor shall be responsible for selecting members of securities exchanges, brokers and dealers (such members, brokers and dealers being hereinafter referred to as "brokers") for the execution of the Fund's portfolio transactions consistent with the Fund's brokerage policy and, when applicable, the negotiation of commissions in connection therewith. All decisions and placements shall be made in accordance with the following principles:

            (i) Purchase and sale orders will usually be placed with brokers that are selected by the Advisor as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation, the overall direct net economic result to the Fund (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is executed, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Advisor in determining the overall reasonableness of brokerage commissions.

            (ii) In selecting brokers for portfolio transactions, the Advisor shall take into account its past experience as to brokers qualified to achieve "best execution," including brokers who specialize in any foreign securities held by the Fund.

            (iii) If the Board of Directors so authorizes the Advisor, the Advisor may allocate brokerage business to brokers who have provided brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") for the

Fund and/or other accounts, if any, for which the Advisor exercises investment discretion (as defined in Section 3(a)(35) of the 1934 Act) and, as to transactions for which fixed minimum commission rates are not applicable, to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if the Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Advisor's overall responsibilities with respect to the Fund and the other accounts, if any, as to which it exercises investment discretion. In reaching such determination, the Advisor will not be required to place or attempt to place a specific dollar value on the research or execution services of a broker or on the portion of any commission reflecting either of said services. In demonstrating that such determinations were made in good faith, the Advisor shall be prepared to show that all commissions were allocated and paid for purposes contemplated by the Fund's brokerage policy; that the research services provide lawful and appropriate assistance to the Advisor in the performance of its investment decision-making responsibilities, and that the commissions were within a reasonable range. Whether commissions were within a reasonable range shall be based on any available information as to the level of commissions known to be charged by other brokers on comparable transactions, but there shall be taken into account the Fund's policies that
(a) obtaining a low commission is deemed secondary to obtaining a favorable securities price, since it is recognized that usually it is more beneficial to the Fund to obtain a favorable price than to pay the lowest commission; and (b) the quality, comprehensiveness and frequency of research studies which are provided for the Advisor are useful to the Advisor in performing its advisory services under this Agreement. Research services provided by brokers to the Advisor are considered to be in addition to, and not in lieu of, services required to be performed by the Advisor under this Agreement. Research furnished by brokers through which the Fund effects securities transactions may be used by the Advisor for any of its accounts, and not all such research may be used by the Advisor for the Fund. When execution of portfolio transactions is allocated to brokers trading on exchanges with fixed brokerage commission rates, account may be taken of various services provided by the broker.

                     (iv) Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal, except where, in the judgment of the Advisor, better prices and execution may be obtained on a commission basis or from other sources.

   (D) The Advisor further agrees that, in performing its duties hereunder, it will:

                        (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code (the "Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Directors;

                        (ii) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

                        (iii) place orders pursuant to its investment determinations for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and/or in this Agreement and in accordance with applicable legal requirements;

                        (iv) furnish to the Fund whatever statistical information the Fund may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Advisor will keep the Fund and its Directors informed of developments materially affecting the Fund's investments and shall, on the Advisor's own initiative, furnish to the Fund from time to time whatever information the Advisor believes appropriate for this purpose;

                       (v) make available to the Fund, promptly upon its request, such copies of the Advisor's investment records and ledgers with respect to the Fund as may be required to assist the Fund in its compliance with applicable laws and regulations. The Advisor will furnish the Directors with such periodic and special reports regarding the Fund as they may reasonably request; and

                       (vi) immediately notify the Fund in the event that the Advisor or any of its affiliates (a) becomes aware that it is subject to a statutory disqualification that prevents the Advisor from serving as investment advisor pursuant to this Agreement; or (b) becomes aware that it is the subject of an administrative inquiry, proceeding or enforcement action by the Securities and Exchange Commission ("SEC") or other regulatory authority. The Advisor further agrees to notify the Fund immediately of any material fact known to the Advisor respecting or relating to the Advisor that is not contained in the Fund's Registration Statement, or any amendment or supplement thereto that may reasonably be required to be disclosed therein, and of any statement contained therein that becomes untrue in any material respect.

3. ALLOCATION OF CHARGES AND EXPENSES. Except as otherwise specifically provided in this Section 3, the Advisor shall pay the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund's share of payroll taxes for such persons), and the Advisor shall make available, without expenses to the Fund, the service of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law.

The Advisor shall not be required to pay any expenses of the Fund other than those specifically allocated to the Advisor in this Section 3. In particular, but without limiting the generality of the foregoing, the Advisor shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's employees as are officers or employees of the Advisor whose services may be involved, for the following expenses of the Fund; organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Advisor's overhead and employee costs); fees payable to the Advisor and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; costs of insurance relating to fidelity coverage for the Fund's officers and employees; fees and expenses of the Fund's custodian, any sub-custodian, transfer agent, registrar, or dividend disbursing agent; payments to the Advisor for maintaining the Fund's financial books and records and calculating the daily net asset value pursuant to Section 4 hereof, other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution, sale or redemption of securities issued by the Fund; expenses relating to investor relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing Prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; any litigation expenses; costs of stockholders' meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, directors and employees of the Fund who are not officers or employees of the Advisor, and travel expenses (or an appropriate portion thereof) of officers or directors of the Fund who are officers, directors or employees of the Advisor to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund with respect to matters concerning the Fund, or any committees thereof or advisors thereto.

4. COMPENSATION. As compensation for the services provided and expenses assumed by the Advisor under this Agreement, the Fund will pay the Advisor at the end of each calendar month an advisory fee as set forth in Schedule A hereto. The advisory fee is computed daily as a percentage of the Fund's net assets. The "net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (Eastern time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the articles and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this Section 4, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of regular trading on the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's securities may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month when the Advisor's compensation is payable at the end of such month, then such value shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this Section 4.

In the event that the Advisor's gross compensation hereunder shall, when added to the other expenses of the Fund, cause the aggregate expenses of the Fund to exceed the maximum expenses permitted under the lowest applicable expense limitation established pursuant to the statutes or regulations of any jurisdiction in which the shares of the Fund may be qualified for offer and sale, the total compensation paid or payable to the Advisor shall be reduced (but not below zero), to the extent necessary to cause the Fund not to exceed such expense limitation. Except to the extent that such reduction has been reflected in lowered monthly payments to the Advisor, the Advisor shall refund to the Fund the amount by which the total of payments received by the Advisor are in excess of such expense limitation as promptly as practicable after the end of such fiscal year, provided that the Advisor shall not be required to pay the Fund an amount greater than the fee otherwise payable to the Advisor in respect of such year. As used in this Section 4, "expenses" shall mean those expenses included in the applicable expense limitation having the broadest specifications thereof and "expense limitation" shall mean a limitation on the maximum annual expenses which may be incurred by an investment company as determined by applicable law. The words "lowest applicable expense limitation" shall be deemed to be that which results in the largest reduction of the Advisor's compensation for any fiscal year of the Fund; provided, however, that nothing in this Agreement shall limit the Advisor's fees if not required by an applicable statute or regulation referred to above in this Section 4.

5. BOOKS AND RECORDS. The Advisor agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 of the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions.

The Advisor also agrees that records it maintains and preserves pursuant to Rules 31a-1 and 31a-2 under the 1940 Act in connection with its services hereunder are the property of the Fund and will be surrendered promptly to the Fund upon its request. The Advisor further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable law and regulations.

6. STANDARD OF CARE AND LIMITATION OF LIABILITY. The Advisor shall exercise its best judgment in rendering the services provided by it under this Agreement. The Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Advisor against any liability to the Fund or to holders of the Fund's shares to which the Advisor would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Advisor's directors, employees or other affiliates of the Advisor performing services with respect to the Fund.

7. SERVICES NOT EXCLUSIVE. It is understood that the services of the Advisor are not exclusive, and that nothing in this Agreement shall prevent the Advisor from providing similar services to other investment companies or to other series of investment companies, or from engaging in other activities, provided such other services and activities do not, during the term of the Agreement, interfere in a material manner with the Advisor's ability to meet its obligations to the Fund hereunder. When the Advisor recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Advisor nor any of its directors, officers or employees shall act as a principal or agent or receive any commission, provided that portfolio transactions for the Fund may be executed through firms affiliated with the Advisor, in accordance with applicable legal requirements. If the Advisor provides any advice to its clients concerning the shares of the Fund, the Advisor shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

8. DURATION AND TERMINATION. This Agreement shall continue until May 1, 2000, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (a) the Directors or (b) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940 Act), provided that in either event the continuance is also approved by a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated (a) at any time without penalty by the Fund upon the vote of a majority of the Directors or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days written notice to the Advisor or (b) by the Advisor at any time without penalty, upon sixty
(60) days written notice to the Fund. Notwithstanding the foregoing, this Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

9. AMENDMENTS. No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by an affirmative vote of (a) a majority of the outstanding voting securities of the Fund, and (b) a majority of the Directors, including a majority of Directors who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

10.    MISCELLANEOUS.

         A. This Agreement shall be governed by the laws of the State of Maryland, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules, regulations or orders of the SEC thereunder.

        B. The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

        C. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

        D. Nothing herein shall be construed as constituting the Advisor as an agent of the Fund.


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of May 1, 1998.


        GREENSPRING FUND, INCORPORATED

        By:  ___________________________________
        Its: ___________________________________

        KEY EQUITY MANAGEMENT CORPORATION

        By:  ____________________________________
        Its: ____________________________________

                                SCHEDULE A
                   TO THE INVESTMENT ADVISORY AGREEMENT
                          DATED MAY 1, 1998 BETWEEN
                         GREENSPRING FUND, INC. AND
                     KEY EQUITY MANAGEMENT CORPORATION


   Pursuant to Section 4 of this Agreement, the Fund shall pay the Advisor, at the end of each calendar month, compensation computed daily at an annual rate of the Fund's average daily net assets as follows:

AVERAGE DAILY NET ASSETS               FEE
$0 to $259,000,000                    0.75%
$250,000,000 to $500,000,000          0.70%
in excess of $500,000,000             0.65%

                               EXHIBIT 8(a)


                               COPY OF THE


                          ASSIGNMENT AGREEMENT


                        TO THE CUSTODIAL AGREEMENT

                            ASSIGNMENT AGREEMENT


   This Agreement is entered into as of January 5, 1998 by and among Greenspring Fund, Incorporated (the "Fund"), Wilmington Trust Company ("WTC") and PNC Bank, N.A. ("PNC").

   WHEREAS, the Fund and WTC entered into a Custody Agreement
(the "Fund Agreement") as of October 1, 1994 pursuant to which WTC provides certain services to the Fund as described therein;

   WHEREAS, WTC wishes to assign its right, title and interest in and under the Fund Agreement and its duties and obligations under the Fund Agreement to PNC, and such assignment is acceptable to the Fund;

   NOW THEREFORE, the parties hereto, in consideration of the premises and agreements contained herein, and intending to be legally bound hereby, agree as follows:

   1. Assignment. WTC hereby assigns all of its right, title and interest in and under the Fund Agreement, and its duties and obligations under the Fund Agreement arising from the date hereof, to PNC. PNC hereby accepts such assignment.

   2. Acceptance by Fund. The Fund hereby accepts and agrees to the assignment described in Section 1 hereof.

   3. Fund Agreement. The Fund Agreement shall remain unchanged except as is consistent with the provisions hereof.

   4.   Governing Law.  This Agreement shall be governed by
   Delaware law, without regard to principles of conflicts of law.

   5. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

   6. Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

   7. Further Actions. Each party agrees to perform such further acts and execute such further documents as may be necessary to effectuate the purposes hereof.


   IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed as of the day and year first above written.

GREENSPRING FUND,                WILMINGTON TRUST COMPANY
INCORPORATED

By:  __________________          By: _______________________


Title: ________________          Title: ____________________



PNC BANK, N.A.

By:  ____________________

Title:  Chairman

                              EXHIBIT 9(a)

                              COPY OF THE

                      ORDER PLACEMENT PROCEDURES

                           AMENDMENT TO THE

                  CHARLES SCHWAB OPERATING AGREEMENT

                 ORDER PLACEMENT PROCEDURES AMENDMENT
                     TO THE OPERATING AGREEMENT

   This Order Placement Procedures Amendment ("Amendment") is made as of December 1, 1997, by and between Charles Schwab & Co., Inc. ("Schwab"), a California corporation; and each registered investment company ("Fund Company") executing this Amendment on its own behalf and on behalf of each of the series or classes of shares ("Fund(s)"), which are parties to an Operating Agreement with Schwab, made as of September 14, 1993, as amended thereafter ("Operating Agreement"). This Amendment amends the Operating Agreement. In the event that there are no Funds, then the term "Fund(s)" shall mean "Fund Company." Capitalized terms used, but not defined, in this Amendment shall have the respective meanings given to them in the Operating Agreement.

   WHEREAS, Schwab and Fund Company, on its own behalf and on behalf of the Funds, have entered into the Operating Agreement pursuant to which shares of the Funds are made available for purchase and redemption by Schwab's brokerage customers through Schwab's Mutual Fund Marketplace ("MFMP"); and

   WHEREAS, Schwab and Fund Company desire to amend the Operating Agreement to authorize Schwab to receive customer orders for purchase and redemption of Fund shares on each business day up until the time at which the Fund prices its shares, and to transmit those orders to the Fund or its transfer agent or another Fund-designated agent (each of the three is individually referred to herein as the "Order Accepter"), as appropriate, after the time at which the Fund prices its shares, subject to the terms and conditions of this Amendment.

   NOW THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties hereto agree as follows:

   1. Authorization to Receive Orders. Fund Company hereby designates and authorizes Schwab to receive purchase and redemption orders in proper form ("Orders") from Schwab customers on the Fund's behalf for purposes of Rule 22c-1, so that any such Schwab customer will receive the share price next computed by the Fund after the time at which such customer places its order with Schwab, as more specifically provided in this Amendment.

   2. Sub-Designees of Schwab. Fund Company further agrees that Schwab may designate and authorize such intermediaries as it deems necessary, appropriate or desirable, pursuant to such terms as are consistent with this Amendment ("Sub-Designees"), to receive orders from their customers on the Fund's behalf for purposes of Rule 22c-1, so that any such customer will receive the share price next computed by the Fund after the time at which such customer places its order with the intermediary, as more specifically provided in this Amendment. Schwab shall be liable to Fund Company and the Funds for the observance of the terms of this Amendment by the Sub-Designee.

   3. Receipt and Transmission of Orders. Schwab agrees that, except as set forth in Section 4b below, (a) Orders received by Schwab or a Sub-Designee prior to the close of the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) ("Market Close") on any Business Day will be transmitted by Schwab to the Order Accepter by 8:00 p.m. Eastern Time on the same Business Day ("Day 1 Trades"); and (b) Orders received by Schwab or Sub-Designees after Market Close on any Business Day will be transmitted by Schwab to the Order Accepter by 8:00 p.m. Eastern Time on the next Business Day ("Day 2 Trades").

   4.   Fund's Pricing of Orders.
        a.  Fund Company agrees that, except as set forth in Section
4b below, Day 1 Trades will be effected at the net asset value of each Fund's shares ("Net Asset Value") calculated as of Market Close on Day 1, provided such trades are received by the Order Acceptor by 8:00 p.m. Eastern Time on Day 1; and Day 2 Trades will be effected at the Net Asset Value calculated as of Market Close on Day 2, provided such trades are received by the Order Accepter by 8:00 p.m. Eastern Time on Day 2. Fund Company agrees that, consistent with the foregoing, Day 1 Trades will have been received by the Fund prior to Market Close on Day 1, and Day 2 Trades will have been received by the Fund prior to Market Close on Day 2, for all purposes, including, without limitation, effecting distributions.

        b.  Notwithstanding Sections 3 and 4a above, Fund
Company agrees that, if Schwab is prevented for transmitting Day 1 Trades to the Order Accepter by 8:00 p.m. Eastern Time on Day 1 due to unforeseen circumstances, such as computer system failures, natural catastrophes, or other emergencies or human error, then Schwab may transmit such Day 1 Trades by 9:30 a.m. Eastern Time on Day 2, and such Day 1 Trades will be effected at the Net Asset Value calculated as of Market Close on Day 1, provided that Schwab notifies the Order Accepter of such contingency prior to 8:00 p.m. Eastern Time on Day 1.

   5.   Settlement.  In accordance with the Operating Agreement,
Schwab and Fund Company will settle Day 1 Trades on Day 2 and will settle Day 2 Trades on Day 3.

   6.   Representations and Warranties.
        a.  Fund Company represents and warrants that each Fund's
Board of Directors or Board of Trustees has authorized the Fund Company and each Fund to enter into this Amendment, or will ratify the action of the Fund Company and each Fund of entering into this Amendment within four months after the date of this Amendment.

        b. Fund Company represents and warrants that it will cause each Fund's Board of Directors or Board of Trustees thereafter periodically to review the terms of this Amendment.

        c. Fund Company represents and warrants that the person signing this Amendment on its behalf and on behalf of each Fund is an officer so authorized to execute this Amendment.

        d. Schwab represents and warrants that Schwab's internal control structure over the processing and transmission of Orders for Fund transactions is suitably designed to prevent or detect on a timely basis Orders received after Market Close from being aggregated with Orders received before Market Close, and to minimize errors that could result in late transmission of Orders to the Funds under Section 4b above.

        e. Schwab represents and warrants that it will cause an independent public accountant or other qualified independent party annually to review Schwab's internal controls and prepare a written report to Schwab concerning their adequacy for the obligations undertaken by Schwab under this Amendment.

        f. Schwab represents and warrants that it will also require each Sub-Designee to retain an independent public accountant or other qualified independent party annually to review Sub-Designee's internal controls and prepare a written report to Schwab and the Sub-Designee concerning their adequacy for the obligations undertaken by Sub-Designee as set forth in this Amendment.

        g. Schwab represents and warrants that, upon its receipt of its internal control report and those of any Sub-Designee, described in Sections 6d and 6e respectively, it will make them available to Fund Company or any Fund upon request.

   7.   Prospectus Disclosure.  Fund Company shall ensure that the prospectus of each Fund adequately discloses that (i) the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders; (ii) that such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf; (iii) that the Fund will be deemed to have received a purchase or redemption order when an authorized broker
or, if applicable, a broker's authorized designee, accepts the order; and   (iv)
that customer orders will be priced at the Fund's Net Asset Value next computed after they are accepted by an authorized broker or the broker's authorized broker or the broker's authorized designee. This disclosure may be contained in the Statement of Additional Information of the Fund ("SAI") if the SAI is incorporated into the prospectus. If adequate disclosure is not currently contained in the prospectus (including any incorporated SAI), then it may be added at the next regular printing of the prospectus, provided such printing occurs within a reasonable time after the date of this Amendment.

   8. Effectiveness. This Amendment shall become effective 10 days after written notice by Schwab to Fund Company.

   9. Effect of Amendment. This Amendment is intended to amend and supplement the provisions of the Operating Agreement. In the event of a conflict between the provisions of this Amendment and the provisions of the Operating Agreement, the provisions of this Amendment shall control. All other provisions of the Operating Agreement shall remain in full force and effect.

   IN WITNESS WHEREOF, this Agreement has been executed by a duly authorized representative of the parties hereto.


CHARLES SCHWAB & CO., INC.

By:     /s/Fred Potts
          Fred Potts
          Vice President/Mutual Funds
          Operations Administration

Date: January 6, 1998


   GREENSPRING FUND, INCORPORATED, on its own behalf and on behalf of each Fund

By:     /s/Charles vK. Carlson
          Charles vK. Carlson
          President

Date: October 17, 1997

                               EXHIBIT 9(b)


                               COPY OF THE

                           ASSIGNMENT AGREEMENT

                                  TO THE

                         TRANSFER AGENT AGREEMENT
                           ASSIGNMENT AGREEMENT

   This Agreement is entered into as of January 5, 1998 by and among Greenspring Fund, Incorporated (the "Fund"), Rodney Square Management Corporation ("RSMC") and PFPC Inc. ("PFPC").

   WHEREAS, the Fund and RSMC entered into a Transfer Agent
Agreement (the "Fund Agreement") as of October 1, 1994 and amended as of September 30, 1997, pursuant to which RSMC provides certain services to the Fund as described therein;

   WHEREAS, RSMC and PFPC have reached an agreement pursuant to which RSMC will sell its mutual fund servicing business to PFPC;

   WHEREAS, RSMC wishes to assign its right, title and interest in and under the Fund Agreement and its duties and obligations under the Fund Agreement to PFPC, and such assignment is acceptable to the Fund;

   NOW THEREFORE, the parties hereto, in consideration of the premises and agreements contained herein, and intending to be legally bound hereby, agree as follows:

        1. Assignment. RSMC hereby assigns all of its right, title and interest in and under the Fund Agreement, and its duties and obligations under the Fund Agreement arising from the date hereof, to PFPC. PFPC hereby accepts such assignment.

        2. Acceptance by Fund. The Fund hereby accepts and agrees to the assignment described in Section 1 hereof.

        3. Fund Agreement. The Fund Agreement shall remain unchanged except as is consistent with the provisions hereof.

        4.   Governing Law.  This Agreement shall be
        governed by Delaware law, without regard to principles of conflicts of law.

        5. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

        6. Execution. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The facsimile signature of any party to this Agreement shall constitute the valid and binding execution hereof by such party.

        7. Further Actions. Each party agrees to perform such further acts and execute such further documents as may be necessary to effectuate the purposes hereof.


   IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed as of the day and year first above written.

GREENSPRING FUND,                WILMINGTON TRUST COMPANY
INCORPORATED

By: ________________             By: ____________________


Title: _____________             Title: _________________


PFPC BANK, N.A.

By:  ________________

Title:  Chairman

                              EXHIBIT 9(c)


                              COPY OF THE


                   ADMINISTRATIVE SERVICES AGREEMENT

                    ADMINISTRATIVE SERVICES AGREEMENT

   ADMINISTRATIVE SERVICES AGREEMENT ("Agreement") made as of the 1 day of May, 1998, by and between Greenspring Fund, Incorporated, a
Maryland corporation (the "Fund"), and Corbyn Investment Management, Inc., a Maryland corporation (the "Administrator").

   WHEREAS, the Fund is engaged in business as an open-end management investment company and registered as such under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the Fund desires to retain the Administrator to provide administrative services to the Fund in the manner and on the terms and conditions hereinafter set forth;

   NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, do hereby agree as follows:

   (C)  DUTIES AND RESPONSIBILITIES OF THE ADMINISTRATOR.

              The Administrator shall oversee the administration of the Fund's business and affairs set forth herein and shall provide certain services required for effective administration of the Fund. In connection therewith, the Administrator shall:

              (a)     PERSONNEL.  Provide, without additional
remuneration from or other cost to the Fund, the services of individuals competent to perform all of the Administrator's obligations under this Agreement.

              (b) AGENTS. Assist the Fund in selecting, coordinating the activities of, supervising and acting as liaison with any other person or agent engaged by the Fund, including the Fund's depository agent or custodian, consultants, transfer agents, intermediaries with respect to mutual fund alliance programs, dividend disbursing agent, sub-administrator, independent accountants, and independent legal counsel. The Administrator shall also monitor the functions of such persons and agents, including without limitation the compliance of the Fund and the Fund's custodians with Rule 17f-5 under the 1940 Act, if appropriate.

             (c) DIRECTORS AND OFFICERS. Authorize and permit the Administrator's directors, officers and employees that may be elected or appointed as directors or officers of the Fund to serve in such capacities, without remuneration from or additional cost to the Fund.

             (d) BOOKS AND RECORDS. Maintain customary records, on behalf of the Fund, in connection with the performance of the Administrator's duties under this Agreement. The Administrator also will monitor and oversee the performance of the agents specified in Section 1(b) above, to ensure that all financial, accounting, corporate, and other records required to be maintained and preserved by the Fund or on its behalf will be maintained in accordance with applicable laws and regulations.

            (e) COST OVERSIGHT. Monitor and review activities and procedures of the Fund and its agents identified in Section 1(b) above, in order to identify and seek to obtain possible service improvements and cost reductions. In connection therewith, the Administrator shall, on a quarterly basis, prepare and submit to the Fund a pro forma budget or similar document concerning the estimated costs of providing the services to the Fund and shall monitor and periodically report to the Fund's Board of Directors information and analysis about the actual expenses incurred in providing such services.

           (f)      FUND ACCOUNTING AND COMPLIANCE
POLICIES AND PROCEDURES. Developing, reviewing, maintaining, and monitoring the effectiveness of Fund accounting, pricing, bonding and compliance, including portfolio valuation procedures, expense allocation procedures, and personal trading procedures and the Fund's Code of Ethics. The Administrator also will assist and coordinate participation by the Fund and its agents in any audit by its outside auditors or any examination by federal or state regulatory authorities or any self-regulatory organization. The Administrator also will oversee and coordinate the activities of Fund accountants, outside counsel, and other experts in these audits or examinations.

          (g) FUND SYSTEMS. The Administrator will assist in developing, implementing, and monitoring the Fund's use of automated communications systems with brokers, dealers, custodians, and other service providers, including without limitation trade clearance systems.

          (h) REPORTS TO THE FUND. Furnish to or place at the disposal of the Fund such information, reports, evaluations, analysis, and opinions relating to its administrative functions, as the Fund may, at any time or from time to time, reasonably request or as the Administrator may deem helpful to the Fund. The Administrator also will assist in the preparation of agendas and other materials for meetings of the Fund's Board of Directors and will attend such meetings.

         (i) REPORTS AND FILINGS. Provide appropriate assistance in the development and/or preparation of all reports and communications by the Fund to Fund shareholders and all reports and filings necessary to maintain the registrations and qualifications of the Fund's shares under applicable securities law.

        (j) SHAREHOLDER INQUIRIES. Respond to all inquiries from Fund shareholders or otherwise answer communications from Fund shareholders if such inquiries or communications are directed to the Administrator. If any such inquiry or communication would be more properly answered by one of the agents listed in Sections 1(b) above, the Administrator will coordinate, as needed, the provision of their response.

   (D)  ALLOCATION OF EXPENSES.

              (a)     EXPENSES PAID BY THE ADMINISTRATOR.

                        (i) In General. The Administrator shall bear all of its own expenses in connection with the performance of its duties under this Agreement.

                        (ii) Salaries and Fees of Directors and Officers. The Administrator shall pay all salaries, expenses and fees, if any, of the directors, officers and employees of the Administrator who are directors, officers or employees of the Fund.

                        (iii)    Waiver or Assumption and Reimbursement of
Fund Expenses by the Administrator. The waiver or assumption and reimbursement by the Administrator of any expense of the Fund that the Administrator is not required by this Agreement to waive, assume or reimburse, shall not obligate the Administrator to waive, assume, or reimburse the same or any similar expense of the Fund on any subsequent occasion, unless so required pursuant to a separate agreement between the Fund and the Administrator.

           (b) EXPENSES PAID BY THE FUND. The Fund shall bear all expenses of its organization, operation and business not specifically waived, assumed or agreed to be paid by the Administrator as provided in this Agreement or any other agreement between the Fund and the Administrator, and as described in the Fund's then-current Prospectus and Statement of Additional Information.

   (E)  FEES.

               (a) COMPENSATION RATE. As compensation for all services rendered, facilities provided, and expenses paid and any expense waived or assumed and reimbursed by the Administrator, the Fund shall pay the Administrator a fee, payable each month, as follows: Two Thousand Five Hundred Dollars ($2,500) plus a fraction of the Average Daily Net Assets ("ADNA") computed as follows: four (4) basis points of that portion of ADNA up to $250 million, three (3) basis points of that portion of ADNA between $250 million to $500 million, and two and one-half (2.5) basis points of that portion of ADNA in excess of $500 million.

              (b) METHOD OF COMPUTATION. The Administrator's fee shall accrue on each calendar day and the sum of the daily fee accruals shall be paid monthly to the Administrator by the fifth (5th) business day of the next calendar month. The daily fee accruals shall be computed by multiplying the fraction of one (1) over the number of calendar days in the year by the applicable rates described in Section 3(a) above, and multiplying this product by the net assets of the fund, as determined in accordance with the current Prospectus of the Fund and applicable law, as of the close of business on the last preceding business day on which the Fund was open for business.

            (c) PRORATION OF FEE. If this Agreement becomes effective or terminates before the end of any month, the fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

   4.      ADMINISTRATOR'S USE OF THE SERVICES OF
OTHERS. The Administrator may, at its own cost, employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Administrator or the Fund with such information, advice or assistance as the Administrator may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Administrator including consulting, monitoring and evaluating services concerning the Fund.

   5.      OWNERSHIP AND CONFIDENTIALITY OF RECORDS.
All records required to be maintained and preserved by the Fund, pursuant to rules or regulations of the Securities and Exchange Commission under Section 31
(a) of the 1940 Act, and maintained and preserved by the Administrator on behalf of the Fund, are the property of the Fund and shall be surrendered by the Administrator promptly on request by the Fund. The Administrator shall not disclose or use any record or information obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized by this Agreement and applicable law. The Administrator shall keep confidential any information obtained in connection with its duties hereunder and shall disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required by applicable law or federal or state regulatory authorities.

   6. REPORTS TO THE ADMINISTRATOR. The Fund shall furnish or otherwise make available to the Administrator such Prospectuses, Statements of Additional Information, financial statements, proxy statements, reports and other information relating to the business and affairs of the Fund, as the Administrator may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

   7. SERVICES TO OTHER CLIENTS. Nothing herein contained shall limit the freedom of the Administrator or any affiliated person of the Administrator to render corporate administrative services to other investment companies or to engage in other business activities; however, so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Administrator shall otherwise consent, the Administrator shall be the only administrator to the Fund.

   8. LIMITATION OF LIABILITY OF THE ADMINISTRATOR AND INDEMNIFICATION BY THE FUND.

        (a)     LIMITATION OF LIABILITY OF THE ADMINISTRATOR.

                        (i) Neither the Administrator nor any of its directors, officer, employees or agents performing services for the Fund, at the direction or request of the Administrator in connection with the Administrator's discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any act or omission in the course of or in connection with the Administrator's services hereunder, including any error of judgment or mistake of law or for any loss suffered by the Fund, in connection with the matters to which this Agreement relates; provided that nothing herein contained shall be construed to protect the Administrator or any such person against any liability to the Fund or its shareholders to which the . Administrator or such person would otherwise be subject by reason of willful misfeasance, bad faith or negligence in the performance of its or their duties on behalf of the Fund.

                      (iii) The Administrator may apply to the Board of Directors of the Fund at any time for instructions and may consult counsel for the Fund or its own counsel and with accountants and other experts with respect to any matter arising in connection with the Administrator's duties, and the

Administrator shall not be liable or accountable for any action taken or omitted by it in good faith in accordance with such instruction or with the opinion of such counsel, accountants or other experts.

                     (iv) The Administrator shall at all times have the right to mitigate or cure any and all losses, damages, costs, charges, fees, disbursements, payments and liabilities to the Fund and its shareholders.

        2.   INDEMNIFICATION BY THE FUND.

                         (i)     As long as the Administrator acts in good faith
and with due diligence and without negligence, the Fund shall indemnify the Administrator and hold it harmless from and against any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages (excluding consequential, punitive or other indirect damages), costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of the administrative services or any other services rendered to the Fund hereunder. The indemnity and defense provisions set forth herein shall indefinitely survive the termination of this Agreement.

                         (ii)      The rights hereunder shall include the right
to reasonable advances of defense expenses in the event of any pending or threatened litigation with respect to which indemnification hereunder may ultimately be merited. In order that the indemnification provision contained herein shall apply, however, it is understood that if in any case the Fund may be asked to indemnify or hold the Administrator harmless, the Board of Directors of the Fund shall be fully and promptly advised of all pertinent facts concerning the situation in question; and it is further understood that the Administrator will use all reasonable care to identify and notify the Board of Directors of the Fund promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Fund, but failure to do so in good faith shall not affect the rights hereunder.

                       (iii) The Administrator shall secure and maintain a fidelity bond, or be covered by an affiliate's blanket fidelity bond, in at least the amount required by Rule 17g-1 under the 1940 Act for joint insurance bonds of investment companies.

   9.   INDEMNIFICATION BY THE ADMINISTRATOR.

              (a) The Administrator shall indemnify the Fund, its officers and directors and hold them harmless from and against any and all actions, suits and claims, whether groundless or otherwise, and from and against any and all losses, damages (excluding consequential, punitive or other indirect damages), costs, charges, reasonable counsel fees and disbursements, payments, expenses and liabilities (including reasonable investigation expenses) arising directly or indirectly out of the administrative services or any other services rendered to the Fund hereunder and arising or based upon the willful misfeasance, bad faith or negligence of the Administrator, its directors, officers, employees and agents in the performance of its or their duties on behalf of the Fund. The indemnity and defense provisions set forth herein shall indefinitely survive the termination of this Agreement.

            (b) The rights hereunder shall include the right to reasonable advances of defense expenses in the event of any pending or threatened litigation with respect to which indemnification hereunder may ultimately be merited. In order that the indemnification provision contained herein shall apply, however, it is understood that if in any case the Administrator may be asked to indemnify or hold the Fund, its officers and directors harmless, the Administrator shall be fully and promptly advised of all pertinent facts concerning the situation in question; and it is further understood that the Fund will use all reasonable care to identify and notify the Administrator promptly concerning any situation which presents or appears likely to present the probability of such a claim for indemnification against the Administrator, but failure to do so in good faith shall not affect the rights hereunder.

   10. FORCE MAJEURE. In the event the Administrator is unable to perform its obligations or duties under the terms of this Agreement because of any act of God, strike, riot, act of war, equipment failure, power failure or damage or other causes reasonably beyond its control, the Administrator shall not be liable for any and all losses, damages, costs, charges, counsel fees, payments, expenses or liability to any other party (whether or not a party to this Agreement) resulting from such failure to perform its obligations or duties under this Agreement or otherwise from such causes.

This provision, however, shall in no way excuse the Administrator from being liable to the Fund for any and all losses, damages, costs, charges, counsel fees, payments and expenses incurred by the Fund due to the non-performance or delay in performance by the Administrator of its duties and obligation under this Agreement if such non-performance or delay in performance could reasonably have been prevented by the Administrator through back-up systems and other procedures commonly employed by other administrators in the mutual fund industry, provided that the Administrator shall have the right, at all times, to mitigate or cure any losses, including by making adjustments or corrections to any current or former shareholder accounts.

   11.     RETENTION OF SUB-ADMINISTRATOR.  The
Administrator may retain a sub-administrator to perform corporate administrative services to the Fund upon sixty (60) days prior written notice to the Fund. The retention of a sub-administrator shall be at the cost and expense of the Administrator. The Administrator shall pay and shall be solely responsible for the payment of the fees of the sub-administrator for the performance of its services for the Fund.

   12. TERM OF AGREEMENT. The term of this Agreement shall begin on the day and year first written above and, unless sooner terminated as hereinafter provided, shall continue in effect for an initial period that will expire on May 1, 2000. Thereafter, this Agreement shall continue in effect from year to year, subject to the termination provisions and all other terms and conditions hereof. The Administrator shall furnish to the Fund, promptly upon its request, such information as may be reasonably necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

   The assignment (as that term is defined in Section 2(a)(4) of the 1940
Act and rules thereunder) of this Agreement or any rights or obligations thereunder by either party shall be prohibited and, of no force or effect, without the written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respected permitted successors and assigns.

   13. TERMINATION OF AGREEMENT. This Agreement may be terminated by any of the parties hereto, without the payment of any penalty:

             (a) for a material breach of this Agreement, upon thirty (30) days prior written notice to the other parties; provided, that this Agreement shall not terminate if such material breach is cured within such thirty (30) day period.

             (b) following the initial term of this Agreement, for any reason, upon ninety (90) days prior written notice to the other parties; provided, that in the case of termination by the Fund such action shall have been authorized by resolution of the Board of Directors of the Fund or by a vote of a majority of the outstanding voting securities of the Fund. In the case of termination by the Administrator, such termination shall not be effective until the Fund and the Administrator shall have contracted with one or more persons to serve as successor administrator(s) for the Fund and such person(s) shall have assumed such position.

   14.     AMENDMENT OF AGREEMENT.  Any amendment to this
Agreement shall be in writing and signed by the parties hereto; provided, that no material amendment shall be effective unless authorized by resolution of the Board of Directors of the Fund or by a majority of the outstanding voting securities of the Fund.

   15.  MISCELLANEOUS.

               (a) NOTICES. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid (i) if to the Administrator, to Corbyn Investment Management, Inc., 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093-7207, Attention: President; and (ii) if to the Fund, to Greenspring Fund, Incorporated, 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641, Attention: President, with a copy delivered by like means to De Martino Finkelstein Rosen & Virga, 1818 N Street, N.W., Suite 400, Washington, D.C. 20036, Attention: Ralph V. De Martino.

              (b) CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

              (c) INTERPRETATION. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund.

             (d) DEFINITIONS. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

             (e) SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

             (f) GOVERNING LAW. Except insofar as the 1940 Act or other federal laws and regulations may be controlling, this Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Maryland.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.


ATTEST:                               GREENSPRING FUND, INCORPORATED

______________________________        By:  _____________________________
Title:  ______________________        Title:____________________________



ATTEST:                               CORBYN INVESTMENT MANAGEMENT, INC.


______________________________        By:  _____________________________

Title: _______________________        Title:____________________________

                              EXHIBIT 11


                            COPIES OF THE


              INDEPENDENT CERTIFIED PUBLIC ACCOUNTANT'S

                               OPINION

                                 AND

                        STATEMENT OF CONSENT

                   REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and Board of
Directors of Greenspring Fund, Incorporated


   We have audited the accompanying statement of assets and liabilities of Greenspring Fund, Incorporated, including the schedule of portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Greenspring Fund, Incorporated as of December 31, 1997, the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph, in conformity with generally accepted accounting principles.


                                         COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
January 30, 1998


                  CONSENT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
Greenspring Fund, Incorporated

   We consent to the incorporation by reference in Post-Effective
Amendment No. 20 to the Registration Statement of Greenspring Fund, Incorporated on Form N-1A (Files Nos. 2-81956 and 811-3627) of our report dated January 30, 1998, on our audit of the Fund's financial statements and financial highlights, which report is included in the Fund's Annual Report to Shareholders for the year ended December 31, 1997, which is incorporated by reference in the Registration Statement. We also consent to the reference to our Firm under the caption "Financial Highlights Table" in the Prospectus.


/s/Coopers & Lybrand L.L.P.
Coopers & Lybrand L.L.P.

Baltimore, MD
February 27, 1998







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